                                                       Registration No. 33-57792
                                                                        811-7466



                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM S-6

                 FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                        N-8B-2



                           Post-Effective Amendment No. 12


                                    VEL II ACCOUNT
              OF ALLMERICA FINANCIAL LIFE  INSURANCE AND ANNUITY COMPANY
                              (Exact Name of Registrant)


                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                  440 Lincoln Street
                                  Worcester MA 01653
                       (Address of Principal Executive Office)

                              Abigail M. Armstrong, Esq.
                                  440 Lincoln Street
                                  Worcester MA 01653
                  (Name and Address of Agent for Service of Process)


                It is proposed that this filing will become effective:

                 immediately upon filing pursuant to paragraph (b)
          -----

            X    on May 1, 1998 pursuant to paragraph (b)
          -----

                 60 days after filing pursuant to paragraph (a) (1)
          -----

                 on (date) pursuant to paragraph (a) (1) of Rule 485
          -----

                 this post-effective amendment designates a new effective date ----- for a previously filed post-effective amendment


                            FLEXIBLE PREMIUM VARIABLE LIFE


Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The 24f-2 Notice for the issuer's fiscal year ended December 31, 1997 was filed on or before March 30, 1998.

                        RECONCILIATION AND TIE BETWEEN ITEMS
                         IN FORM N-8b-2 AND THE PROSPECTUS


ITEM NO. OF
FORM N-8b-2                CAPTION IN PROSPECTUS

1. . . . . . . . . . . .  Cover Page
2  . . . . . . . . . . .  Cover Page
3. . . . . . . . . . . .  Not Applicable
4. . . . . . . . . . . .  Distribution
5. . . . . . . . . . . .  The Company, The VEL II Account
6. . . . . . . . . . . .  The VEL II Account
7. . . . . . . . . . . .  Not Applicable
8. . . . . . . . . . . .  Not Applicable
9. . . . . . . . . . . .  Legal Proceedings
10 . . . . . . . . . . .  Summary; Description of the Company, The  VEL II
                          Account and the Underlying Funds; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11 . . . . . . . . . . .  Summary; Allmerica Investment Trust; Variable
                          Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Investment Objectives and Policy
12 . . . . . . . . . . .  Summary; Allmerica Investment Trust; Variable
                          Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.
13 . . . . . . . . . . .  Summary; Allmerica Investment Trust; Variable
                          Insurance Products Fund; Variable
                          Insurance Products Fund II; T. Rowe Price
                          International Series, Inc.; Delaware Group Premium Fund, Inc.; Investment Advisory Services to the Trust; Investment Advisory Services to Variable Insurance Products Fund; Investment Advisory Services to Variable Insurance Products Fund II; Investment Advisory Services to T. Rowe Price International Series, Inc.; Investment Advisory Services to Delaware Group Premium Fund, Inc.; Charges and Deductions
14 . . . . . . . . . . .  Summary; Applying for a Policy
15 . . . . . . . . . . .  Summary; Applying for a Policy; Premium Payments;
                          Allocation of Net Premiums
16 . . . . . . . . . . .  The VEL II Account; Allmerica Investment Trust;
                          Variable Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Premium Payments; Allocation of Net Premiums
17 . . . . . . . . . . .  Summary; Policy Surrender; Partial Withdrawal;
                          Charges and Deductions; Policy Termination and Reinstatement
18 . . . . . . . . . . .  The VEL II Account; Allmerica Investment Trust;
                          Variable Insurance Products Fund; Variable Insurance Products Fund II; T. Rowe Price International Series, Inc.; Delaware Group Premium Fund, Inc.; Premium Payments
19 . . . . . . . . . . .  Reports; Voting Rights
20 . . . . . . . . . . .  Not Applicable
21 . . . . . . . . . . .  Summary; Policy Loans; Other Policy Provisions
22 . . . . . . . . . . .  Other Policy Provisions
23 . . . . . . . . . . .  Not Required
24 . . . . . . . . . . .  Other Policy Provisions
25 . . . . . . . . . . .  The Company

26 . . . . . . . . . . .  Not Applicable
27 . . . . . . . . . . .  The Company
28 . . . . . . . . . . .  Directors and Principal Officers of the Company
29 . . . . . . . . . . .  The Company
30 . . . . . . . . . . .  Not Applicable
31 . . . . . . . . . . .  Not Applicable
32 . . . . . . . . . . .  Not Applicable
33 . . . . . . . . . . .  Not Applicable
34 . . . . . . . . . . .  Not Applicable
35 . . . . . . . . . . .  Distribution
36 . . . . . . . . . . .  Not Applicable
37 . . . . . . . . . . .  Not Applicable
38 . . . . . . . . . . .  Summary; Distribution
39 . . . . . . . . . . .  Summary; Distribution
40 . . . . . . . . . . .  Not Applicable
41 . . . . . . . . . . .  The Company, Distribution
42 . . . . . . . . . . .  Not Applicable
43 . . . . . . . . . . .  Not Applicable
44 . . . . . . . . . . .  Premium Payments; Policy Value and Cash Surrender
                          Value
45 . . . . . . . . . . .  Not Applicable
46 . . . . . . . . . . .  Policy Value and Cash Surrender Value;  Federal Tax
                          Considerations
47 . . . . . . . . . . .  The Company
48 . . . . . . . . . . .  Not Applicable
49 . . . . . . . . . . .  Not Applicable
50 . . . . . . . . . . .  The VEL II Account
51 . . . . . . . . . . .  Cover Page; Summary; Charges and Deductions; The
                          Policy; Policy Termination and Reinstatement; Other Policy Provisions
52 . . . . . . . . . . .  Addition, Deletion or Substitution of Investment
53 . . . . . . . . . . .  Federal Tax Considerations
54 . . . . . . . . . . .  Not Applicable
55 . . . . . . . . . . .  Not Applicable
56 . . . . . . . . . . .  Not Applicable
57 . . . . . . . . . . .  Not Applicable
58 . . . . . . . . . . .  Not Applicable
59 . . . . . . . . . . .  Not Applicable

           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



This Prospectus describes an individual flexible premium variable life insurance policy ("Policy") offered by Allmerica Financial Life Insurance and Annuity Company ("Company") to applicants Age 85 years old and under.



The Policy permits you to allocate net premiums among up to 20 sub-accounts ("Sub-Accounts") of the Separate Account, a separate account of the Company, and a fixed-interest account ("General Account") of the Company (collectively, "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund, Inc. ("DGPF"). The following Underlying Funds are available under the Policy:



ALLMERICA INVESTMENT TRUST          FIDELITY VIP
Select Aggressive Growth Fund       Overseas Portfolio
Select Capital Appreciation Fund    Equity-Income Portfolio
Select Value Opportunity Fund       Growth Portfolio
Select Emerging Markets Fund        High Income Portfolio
Select International Equity Fund
Select Growth Fund                  FIDELITY VIP II
Select Strategic Growth Fund        Asset Manager Portfolio
Growth Fund
Equity Index Fund                   T. ROWE PRICE
Select Growth and Income Fund       International Stock Portfolio
Investment Grade Income Fund
Government Bond Fund                DGPF
Money Market Fund                   International Equity Series



CERTAIN FUNDS MAY NOT BE AVAILABLE IN ALL STATES.



THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC. THE FIDELITY VIP HIGH INCOME PORTFOLIO MAY INVEST IN HIGHER YIELDING, HIGHER RISK, LOWER RATED DEBT SECURITIES (SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THIS PROSPECTUS). INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS AN OBLIGATION OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, AND IS DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE POLICY IS NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE POLICY ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.


                        CORRESPONDENCE MAY BE MAILED TO:
                         ALLMERICA LIFE, P.O. BOX 8014,
                              BOSTON MA 02266-8014



                          PROSPECTUS DATED MAY 1, 1998
                         WORCESTER, MASSACHUSETTS 01653
                                 (508) 855-1000

(Continued from cover page)

Each Underlying Fund has its own investment objectives. The accompanying prospectuses of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF describe the investment objectives and certain attendant risks of each Underlying Fund.


There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value also will be adjusted for other factors, including the amount of charges imposed. A Policy will remain in effect so long as the Policy Value less any surrender charges and less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit rider is in effect.



If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. You may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount). A Policyowner has the right to change the Sum Insured Option, subject to certain conditions. A Guideline Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1 or Option 2.


In certain circumstances, the Policy may be considered a "modified endowment contract." Under the Internal Revenue Code (the "Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Contracts."

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE POLICY, TOGETHER WITH ITS ATTACHED APPLICATION, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          5
SUMMARY...............................................................................          8
PERFORMANCE INFORMATION...............................................................         18
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS.............         24
INVESTMENT OBJECTIVES AND POLICIES....................................................         26
INVESTMENT ADVISORY SERVICES..........................................................         28
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         31
VOTING RIGHTS.........................................................................         31
THE POLICY............................................................................         32
  Applying For a Policy...............................................................         32
  Free-Look Period....................................................................         33
  Conversion Privileges...............................................................         34
  Premium Payments....................................................................         34
  Incentive Funding Discount..........................................................         35
  Guaranteed Death Benefit Rider......................................................         35
  Paid-Up Insurance Option............................................................         36
  Allocation of Net Premiums..........................................................         37
  Transfer Privilege..................................................................         37
  Death Proceeds......................................................................         38
  Sum Insured Options.................................................................         39
  Change in Sum Insured Option........................................................         41
  Change in the Face Amount...........................................................         42
  Policy Value and Surrender Value....................................................         43
  Death Proceeds Payment Options......................................................         45
  Optional Insurance Benefits.........................................................         45
  Policy Surrender....................................................................         45
  Partial Withdrawals.................................................................         46
CHARGES AND DEDUCTIONS................................................................         46
  Tax Expense Charge..................................................................         46
  Monthly Deduction from the Policy Value.............................................         47
  Charges Against Assets of the Separate Account......................................         49
  Surrender Charge....................................................................         50
  Possible Surrender Charge on a Face Amount Decease..................................         51
  Charges on Partial Withdrawal.......................................................         52
  Transfer Charges....................................................................         52
  Charge For Increase in the Face Amount..............................................         53
  Other Administrative Charges........................................................         53
POLICY LOANS..........................................................................         53
  Loan Interest.......................................................................         53
  Repayment of Loans..................................................................         54
  Effect of Policy Loans..............................................................         54
  Policies Issued in Connection with TSA Plans........................................         54
POLICY TERMINATION AND REINSTATEMENT..................................................         55
  Termination.........................................................................         55
  Reinstatement.......................................................................         55

OTHER POLICY PROVISIONS...............................................................         56
  Policyowner.........................................................................         56
  Beneficiary.........................................................................         57
  Incontestability....................................................................         57
  Suicide.............................................................................         57
  Age And Sex.........................................................................         57
  Assignment..........................................................................         57
  Postponement of Payments............................................................         57
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         59
DISTRIBUTION..........................................................................         60
SERVICES..............................................................................         60
REPORTS...............................................................................         60
LEGAL PROCEEDINGS.....................................................................         61
FURTHER INFORMATION...................................................................         61
INDEPENDENT ACCOUNTANTS...............................................................         61
FEDERAL TAX CONSIDERATIONS............................................................         61
  The Company and the Separate Account................................................         61
  Taxation of the Policy..............................................................         62
  Modified Endowment Contracts........................................................         63
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         63
  General Description.................................................................         64
  General Account Values..............................................................         64
  The Policy..........................................................................         64
FINANCIAL STATEMENTS..................................................................         65
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS..........................................        B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND
 ACCUMULATED PREMIUMS.................................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1

                                 SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.


DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death is received by the Company.


DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.


FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect.


GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.


MINIMUM MONTHLY FACTOR: a monthly premium amount calculated by the Company and specified in your Policy. If you pay this amount, the Company guarantees that your Policy will not lapse prior to the 49th Monthly Deduction after the Date of Issue or the effective date of an increase in the Face Amount. Making payments at least equal to the Minimum Monthly Factors, however, will not prevent the Policy from lapsing if (a) Debt exceeds Policy Value less surrender charges, or
(b) Debt, partial withdrawals and partial withdrawal charges have reduced premium payments below an amount equal to the Minimum Monthly Factor multiplied by the number of months since the Date of Issue or the effective date of an increase.


MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.


PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.


SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.


SUB-ACCOUNT: a division of the VEL II Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series ("T. Rowe Price"), Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc. ("DGPF").

SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS (FUNDS): the Funds of the Allmerica Investment Trust, the Portfolios of the Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc., and the Series of the Delaware Group Premium Fund, Inc. available under the Policy.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT: a separate account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY

The following is a summary of the flexible premium variable life insurance policy sold by Allmerica Financial Life Insurance and Annuity Company. It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product.

 FREE-LOOK PERIOD -- The Policy provides for an initial Free-Look Period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

     - 45 days after the application for the Policy is signed,

     - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

 Upon returning the Policy, you will receive a refund equal to the sum of:


     (1) the difference between the premium, including fees and charges paid, and any amount allocated to the Separate Account, plus



     (2) the value of the amounts allocated to the Separate Account, PLUS



     (3) any fees or charges imposed on the amounts allocated to the Separate Account.


 The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, however, the Company will refund the entire amount of premiums paid.A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY, Free-Look Period.

 CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a non-variable flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue age, Date of Issue, and Premium Class as the original Policy. See THE POLICY, Conversion Privileges.

ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE


The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.


FLEXIBLE PREMIUM


The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. You may vary the frequency and amount of future premium payments, subject to certain limits, restrictions and conditions set by Company standards and federal tax laws. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause the Policy to lapse. Because of the variable nature of the Policy, making planned premium payments does not guarantee that the Policy will remain in force. Thus, you may, but are not required to, pay additional premiums. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met. This Rider may not be available in all states.


The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you. During the first 48 Policy months after the Date of Issue or the effective date of an increase in the Face Amount, the Policy will not lapse if the total premiums paid less the Debt, partial withdrawals and withdrawal charges are equal to or exceed the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. Even during these periods, however, making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing if the Debt equals or exceeds the Policy Value less surrender charges.

CONDITIONAL INSURANCE

If at the time of application you make a payment equal to at least one Minimum Monthly Factor for the Policy as applied for, the Company will provide conditional insurance, equal to the amount of insurance applied for but not to exceed $500,000. If the application is approved, the Policy will be issued as of the date the terms of the conditional insurance are met. If you do not wish to make any payment at the time of application, insurance coverage will not be in force until delivery of the Policy and payment of sufficient premium to place the insurance in force.


If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.


GUARANTEED DEATH BENEFIT RIDER


This rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE:


    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed death benefit.


In order to maintain the rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS


The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policyowner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS" and "POLICY LOANS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS."


MINIMUM MONTHLY FACTOR


The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in your Policy. If you pay this amount, the Company guarantees that the Policy will not lapse prior to the 49th Monthly Deduction after the Date of Issue or the effective date of an increase in the Face Amount. At all other times, however, payments of such premiums do not guarantee that the Policy will remain in force, unless the Guaranteed Death Benefit rider is in effect. See "THE POLICY," "Premium Payments." Moreover, even during the 48-month period, if Debt exceeds the Policy Value less surrender charges, then making payments at least equal to the Minimum Monthly Factor will not prevent the Policy from lapsing. However, if the optional Guaranteed Death Benefit rider is in effect, the Company (a) guarantees that the Policy will not lapse, regardless of the investment performance of the Separate Account, and (b) provides a guaranteed death benefit. See "THE POLICY," "Guaranteed Death Benefit Rider."


ALLOCATION OF INITIAL PREMIUMS

Upon completion of issuance procedures, delivery of the Policy, and receipt of any additional premiums, if you have paid less than $10,000 of initial Net Premiums, such Net Premiums will be allocated to the Sub-Accounts according to your instructions. If initial Net Premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium plus any interest earned will be allocated to the Sub-Accounts upon return to the Company of a Delivery Receipt. See "THE POLICY," "Applying For a Policy."


Net premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of accounts. You bear the investment risks of amounts allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE POLICY" -- "Allocation of Net Premiums." Premiums allocated to the General Account will earn a fixed rate of interest. Net premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."


PARTIAL WITHDRAWALS

After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal. A partial withdrawal will not be allowed under Option 1 if it would reduce the Face Amount below $40,000.


A partial withdrawal transaction charge, which is described in "CHARGES AND DEDUCTIONS," "Charges On Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the withdrawal charge. The withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE POLICY," "Partial Withdrawal" and "CHARGES AND DEDUCTIONS," "Charges On Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to the Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to the Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it eventually is repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "POLICY LOANS."

PREFERRED LOAN OPTION


A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.


There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

Loans from Policies issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code are subject to additional restrictions. See "POLICY LOANS," "Policies Issued in Connection with TSA Plans."

POLICY LAPSE AND REINSTATEMENT


Except as otherwise provided in the optional Guaranteed Death Benefit Rider, the failure to make premium payments will not cause a Policy to lapse unless:


    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any; or

    (b) Debt exceeds Policy Value less surrender charges.

A 62-day grace period applies to each situation.

Even if the situation described in (a) above exists, the Policy will not lapse if you meet the so-called "Minimum Monthly Factor" test. The Minimum Monthly Factor test is only used to determine whether the Policy will enter the grace period during the first 48 months or within 48 months following an increase in the Face Amount. Under the Minimum Monthly Factor test, the Company determines two amounts:

    - the sum of the payments your have made, minus any Policy loans, withdrawals and withdrawal charges.

    - the amount of the Minimum Monthly Factor (the amount is shown on page 5 of the Policy) multiplied by the number of months the Policy has been in force or the number of months which have elapsed since the last increase in the Face Amount.

The Company then compares the first amount to the second amount. The Policy will not enter the grace period if the first amount is greater than the second amount. If the Policy lapses, it may be reinstated within three years of the date of default (but not later that the Final Premium Payment Date). In order to reinstate, you must pay the reinstatement premium and provide satisfactory Evidence of Insurability. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement. See "POLICY TERMINATION AND REINSTATEMENT."


In addition, if the Guaranteed Death Benefit rider is in effect, the Company guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account. However, the Policy may lapse under certain circumstance. See "THE POLICY," "Guaranteed Death Benefit Rider."


POLICY VALUE AND SURRENDER VALUE


The Policy Value is the total amount available for investment under the Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Policy Value.


The Surrender Value will be the Policy Value less any Debt and applicable surrender charges. The Surrender Value is relevant, for example, to the continuation of the Policy and in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

DEATH PROCEEDS

The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies.

Two Sum Insured Options are available. Under Option 1, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value, unless the optional Guaranteed Death Benefit Rider is in effect. See "THE POLICY," "Death Proceeds," and "Guaranteed Death Benefit Rider."


The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS."

FLEXIBILITY TO ADJUST SUM INSURED


Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See "THE POLICY," "Change In the Face Amount."


The minimum increase in Face Amount is $10,000 and any increase also may require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See "THE POLICY," "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS


You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, Living Benefits Rider and Guaranteed Death Benefit Rider. See "APPENDIX A -- OPTIONAL BENEFITS."


The cost of these optional insurance benefits will be deducted from the Policy Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS -- Monthly Deduction From the Policy Value."

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

DEDUCTIONS FROM EACH PREMIUM

A tax expense charge will be deducted from each premium payment to compensate the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes imposed for deferred acquisition costs ("DAC taxes"). The tax expense charge is currently 3 1/2% but may be increased or decreased to reflect changing tax rates. See "CHARGES AND DEDUCTIONS," "Tax Expense Charge."

MONTHLY DEDUCTIONS FROM THE POLICY VALUE

On the Date of Issue and each Monthly Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for administrative expenses, and a charge for the cost of any additional benefits provided by rider. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date. See "CHARGES AND DEDUCTIONS," "Monthly Deductions from the Policy Value."

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyholder inquiries.

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See "APPENDIX A -- OPTIONAL BENEFITS."


DEDUCTIONS FROM THE SEPARATE ACCOUNT



A daily charge currently equivalent to an effective annual rate of 0.80% of the average daily net asset value of each Sub-Account of the Separate Account is imposed to compensate the Company for its assumption of certain mortality and expense risks and for administrative costs associated with the Separate Account. The rate is 0.65% for the mortality and expense risk and 0.15% for the Separate Account administrative charge. The administrative charge is eliminated after the tenth Policy year. See "CHARGES AND DEDUCTIONS," "Charges Against Assets of the Separate Account."



The Underlying Funds also incur certain expenses which are reflected in the net asset value of the Sub-Accounts. See "INVESTMENT OPTIONS -- CHARGES OF THE UNDERLYING FUNDS," below.


OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS


A transaction charge is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The transaction charge is the smaller of 2% of the amount withdrawn or $25. In addition to the partial withdrawal transaction charge, a withdrawal charge also may be made under certain circumstances. See "CHARGES AND DEDUCTIONS," "Charges on Partial Withdrawal."


CHARGE FOR INCREASE IN THE FACE AMOUNT


For each increase in the Face Amount, a charge of $40 will be deducted from the Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See "THE POLICY," "Change In the Face Amount" and "CHARGES AND DEDUCTIONS," "Charge for Increase In the Face Amount."


TRANSFER CHARGE

The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE POLICY," "Transfer Privilege" and "CHARGES AND DEDUCTIONS," "Transfer Charges."

SURRENDER CHARGES

At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and (b) is a DEFERRED SALES CHARGE.


The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. The deferred sales charge is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). See "THE POLICY," "Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."


In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount, as indicated in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

If you surrender the Policy during the first two Policy years following the Date of Issue, before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above. The deferred sales charge, however, will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received that are in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See "THE POLICY," "Policy Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."

SURRENDER CHARGES FOR INCREASES IN THE FACE AMOUNT


A separate surrender charge will apply to, and is calculated for, each increase in the Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is the deferred administrative charge, and
(b) is a deferred sales charge. The deferred administrative charge is equal to $8.50 per thousand dollars of increase. The deferred sales charge is equal to 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums that varies by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85).


In accordance with state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." This maximum surrender charge remains level for the first 40 Policy months following the increase, and reduces by 0.5% or more per month (depending on Age at increase) thereafter. See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The actual surrender charge with respect to the increase may be less than the maximum. See "THE POLICY," "Policy Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN THE FACE AMOUNT

In the event of a decrease in the Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full Policy surrender. See "THE POLICY," "Policy Surrender" and "CHARGES AND DEDUCTIONS," "Surrender Charge."

OTHER CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges currently are imposed, and any such charge is guaranteed not to exceed $25. See "CHARGES AND DEDUCTIONS," "Other Administrative Charges."

INVESTMENT OPTIONS


The Policy permits Net Premiums to be allocated either to the Company's General Account or to the Separate Account. The Separate Account currently is comprised of 20 Sub-Accounts ("Sub-Accounts"). Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc., ("AFIMS") Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management,
T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., with respect to the International Stock Portfolio, or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International Advisers, Ltd. with respect to the International Equity Series. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under "THE POLICY," "Transfer Privilege. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. The following Underlying Funds are available under the Policy:



ALLMERICA INVESTMENT TRUST          FIDELITY VIP
Select Aggressive Growth Fund       Overseas Portfolio
Select Capital Appreciation Fund    Equity-Income Portfolio
Select Value Opportunity Fund       Growth Portfolio
Select Emerging Markets Fund        High Income Portfolio
Select International Equity Fund
Select Growth Fund                  FIDELITY VIP II
Select Strategic Growth Fund        Asset Manager Portfolio
Growth Fund
Equity Index Fund                   T. ROWE PRICE
Select Growth and Income Fund       International Stock Portfolio
Investment Grade Income Fund
Government Bond Fund                DGPF
Money Market Fund                   International Equity Series



Certain Funds may not be available in all states.


Each of the Underlying Funds has its own investment objectives. Certain Underlying Funds, however, have investment objectives similar to certain other Underlying Funds. The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.


CHARGES OF THE UNDERLYING INVESTMENT COMPANIES



In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1997. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.



                                                                   MANAGEMENT FEE         OTHER FUND
                                                                     (AFTER ANY       EXPENSES (AFTER ANY
                                                                     VOLUNTARY            APPLICABLE          TOTAL FUND
UNDERLYING FUND                                                       WAIVER)           REIMBURSEMENTS)        EXPENSES
---------------------------------------------------------------  ------------------  ---------------------  ---------------
Select Aggressive Growth Fund..................................         0.89%*                 0.09%             0.98%(1)(3)
Select Capital Appreciation Fund...............................         0.95%                  0.15%             1.10%(1)
Select Value Opportunity Fund..................................         0.90%**                0.14%             1.04%(1)(3)
Select Emerging Markets Fund @.................................         1.35%                  0.65%             2.00%(1)
Select International Equity Fund...............................         0.92%                  0.20%             1.12%(1)(3)
DGPF International Equity Series...............................         0.75%(4)               0.15%             0.90%(4)
Fidelity VIP Overseas Portfolio................................         0.75%                  0.17%             0.92%(2)
T. Rowe Price International Stock Portfolio....................         1.05%                  0.00%             1.05%
Select Growth Fund.............................................         0.85%                  0.08%             0.93%(1)(3)
Select Strategic Growth Fund @.................................         0.85%                  0.13%             0.98%(1)
Growth Fund....................................................         0.46%*                 0.06%             0.52%(1)(3)
Fidelity VIP Growth Portfolio..................................         0.60%                  0.09%             0.69%(2)
Equity Index Fund..............................................         0.31%                  0.13%             0.44%(1)
Select Growth and Income Fund..................................         0.70%*                 0.07%             0.77%(1)(3)
Fidelity VIP Equity-Income Portfolio...........................         0.50%                  0.08%             0.58%(2)
Fidelity VIP II Asset Manager Portfolio........................         0.55%                  0.10%             0.65%(2)
Fidelity VIP High Income Portfolio.............................         0.59%                  0.12%             0.71%
Investment Grade Income Fund...................................         0.44%*                 0.10%             0.54%(1)
Government Bond Fund...........................................         0.50%                  0.17%             0.67%(1)
Money Market Fund..............................................         0.27%                  0.08%             0.35%(1)



* Effective September 1, 1997, the management fee rates for these funds were revised. The management fee ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.



(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998. Expenses shown are annualized and are based on estimated amounts for the current fiscal year. Actual expense may be greater or less than shown.



** The Select Value Opportunity Fund was formerly known as the "Small-Mid Cap Value Fund." Effective April 1, 1997, the management fee rate of the former Small-Mid Cap Value Fund was revised. In addition, effective April 1, 1997 and until further notice, the management fee has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The management fee ratio shown above for the Select Value Opportunity Fund has been adjusted to assume that the revised rate and the voluntary limitations that took effect on January 1, 1997. Without these adjustments, the management fee ratio and the total fund expense ratio would have been 0.95% and 1.09%, respectively. The management fee limitation may be terminated at any time.



(1) Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the Select Growth and Income, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by the manager from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

The declaration of a voluntary expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these funds. These limitations may be terminated at any time.



(2) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses ratios presented in the table would have been 0.57% for Fidelity VIP Equity Income Portfolio, 0.67% for Fidelity VIP Growth Portfolio, 0.90% for Fidelity VIP Overseas Portfolio and 0.64% for Fidelity VIP II Asset Manager Portfolio.



(3) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expenses ratios would have been 0.93% for the Select Aggressive Growth Fund, 0.98% for the Select Value Opportunity Fund, 1.10% for the Select International Equity Fund, 0.91% for the Select Growth Fund, 0.50% for the Growth Fund, 0.98% for the Select Value Opportunity Fund, and 0.74% for the Select Growth and Income Fund.



(4) Effective July 1, 1997, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.80% that expired on June 30, 1997. The new limitation will be in effect through October 31, 1998. The fee ratios shown above have been adjusted to assume that the new voluntarily limitation took effect on January 1, 1997. In 1997, the actual ratio of total annual expenses of the International Equity Series was 0.85%, and the actual management fee ratio was 0.70%.


TAXATION OF THE POLICIES


The Policy generally is subject to the same federal income tax treatment as a conventional fixed benefit life insurance Policy. Under current tax law, to the extent there is no change in benefits and the policy is not a modified endowment contract, the Policyowner will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are generally excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS," "Taxation of the Policy."



A Policy may be considered a "modified endowment contract" if it fails a "seven-pay " test at any time during the first seven Policy years or within seven years of a material change in the Policy. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years or within seven years of a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, Policy surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSEQUENCES," "Modified Endowment Contracts."

                            PERFORMANCE INFORMATION


The Policy first was offered to the public in 1993. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I[A] and I[B]) and based on the periods that the Underlying Funds have been in existence (Tables II[A] and II[B]). The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I[A]) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICY, SEE "CHARGES AND DEDUCTIONS."



In each Table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1997. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


Performance information may be compared, in reports and promotional literature, to:


    - Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson, Lehman Aggregate Bond Index, or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general (unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses); or


    - other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

    - the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.



The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar-cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                                10 YEARS
                                                                                OR LIFE
                                                      ONE-YEAR                     OF
                                                       TOTAL          5       SUB-ACCOUNT
UNDERLYING FUND                                        RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                            N/A          N/A          N/A
Select Aggressive Growth Fund                           -99.78%      N/A            2.75%
Select Capital Appreciation Fund                       -100.00%      N/A          -18.44%
Select Value Opportunity Fund                           -94.33%      N/A           -2.19%
T. Rowe Price International Stock Portfolio            -100.00%      N/A          -39.23%
Fidelity VIP Overseas Portfolio                        -100.00%      N/A          -10.72%
Select International Equity Fund                       -100.00%      N/A          -18.86%
DGPF International Equity Series                       -100.00%      N/A           -8.15%
Fidelity VIP Growth Portfolio                           -95.55%      N/A           -1.59%
Select Growth Fund                                      -86.16%      N/A           -0.94%
Select Strategic Growth Fund                            N/A          N/A          N/A
Growth Fund                                             -94.08%      N/A           -0.26%
Equity Index Fund                                       -87.63%      N/A            2.44%
Fidelity VIP Equity-Income Portfolio                    -91.45%      N/A            1.58%
Select Growth and Income Fund                           -96.41%      N/A           -2.36%
Fidelity VIP II Asset Manager Portfolio                 -98.06%      N/A          -15.40%
Fidelity VIP High Income Portfolio                     -100.00%      N/A           -8.30%
Investment Grade Income Fund                           -100.00%      N/A          -16.76%
Government Bond Fund                                   -100.00%      N/A          -18.05%
Money Market Fund                                      -100.00%      N/A          -18.70%



The inception dates for the Sub-Accounts are: 7/6/93 for Growth; 7/18/93 for Money Market, Equity Index, Fidelity VIP Growth, Fidelity VIP Equity-Income, Fidelity VIP High Income, Select Value Opportunity and DGPF International Equity; 7/19/93 for Investment Grade Income; 7/20/93 for Select Aggressive Growth, Select Growth, Fidelity VIP Overseas; 7/22/93 for Government Bond; 7/26/93 for Select Growth and Income; 5/3/94 for Select International Equity; 5/10/94 for Fidelity VIP II Asset Manager; 4/30/95 for Select Capital Appreciation and 6/21/95 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                        SINCE INCEPTION OF SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                    10 YEARS
                                                                                     OR LIFE
                                                         ONE-YEAR                      OF
                                                           TOTAL          5        SUB-ACCOUNT
UNDERLYING FUND                                           RETURN        YEARS       (IF LESS)
Select Emerging Markets Fund                                N/A          N/A           N/A
Select Aggressive Growth Fund                               17.76%       N/A           15.80%
Select Capital Appreciation Fund                            13.37%       N/A           21.79%
Select Value Opportunity Fund                               23.86%       N/A           16.21%
T. Rowe Price International Stock Portfolio                  2.27%       N/A            8.44%
Fidelity VIP Overseas Portfolio                             10.67%       N/A            9.68%
Select International Equity Fund                             3.81%       N/A           10.08%
DGPF International Equity Series                             5.76%       N/A           11.59%
Fidelity VIP Growth Portfolio                               22.50%       N/A           16.68%
Select Growth Fund                                          33.00%       N/A           17.23%
Select Strategic Growth Fund                                N/A          N/A           N/A
Growth Fund                                                 24.15%       N/A           17.55%
Equity Index Fund                                           31.36%       N/A           19.91%
Fidelity VIP Equity-Income Portfolio                        27.09%       N/A           19.03%
Select Growth and Income Fund                               21.54%       N/A           16.20%
Fidelity VIP II Asset Manager Portolio                      19.69%       N/A           12.77%
Fidelity VIP High Income Portfolio                          16.73%       N/A           11.47%
Investment Grade Income Fund                                 8.58%       N/A            5.26%
Government Bond Fund                                         6.26%       N/A            4.39%
Money Market Fund                                            4.63%       N/A            3.87%



The inception dates for the Sub-Accounts are: 7/6/93 for Growth; 7/18/93 for Money Market, Equity Index, Fidelity VIP Growth, Fidelity VIP Equity-Income, Fidelity VIP High Income, Select Value Opportunity and DGPF International Equity; 7/19/93 for Investment Grade Income; 7/20/93 for Select Aggressive Growth, Select Growth, Fidelity VIP Overseas; 7/22/93 for Government Bond; 7/26/93 for Select Growth and Income; 5/3/94 for Select International Equity; 5/10/94 for Fidelity VIP II Asset Manager; 4/30/95 for Select Capital Appreciation;; and 6/21/95 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A):
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                         10 YEARS
                                                                         OR LIFE
                                                 ONE-YEAR                   OF
                                                  TOTAL         5      SUB-ACCOUNT
UNDERLYING FUND                                   RETURN      YEARS     (IF LESS)
Select Emerging Markets Fund                       N/A         N/A         N/A
Select Aggressive Growth Fund                      -99.78%      1.04%        5.77%
Select Capital Appreciation Fund                  -100.00%     N/A         -18.41%
Select Value Opportunity Fund                      -94.33%     N/A          -1.14%
T. Rowe Price International Stock Portfolio       -100.00%     N/A         -21.84%
Fidelity VIP Overseas Portfolio                   -100.00%     -2.26%        3.02%
Select International Equity Fund                  -100.00%     N/A         -18.83%
DGPF International Equity Series                  -100.00%     -5.38%       -5.06%
Fidelity VIP Growth Portfolio                      -95.55%      2.49%       11.35%
Select Growth Fund                                 -86.16%     -1.00%        1.95%
Select Strategic Growth Fund                       N/A         N/A         N/A
Growth Fund                                        -94.08%      0.51%       11.27%
Equity Index Fund                                  -87.63%      4.34%       11.10%
Fidelity VIP Equity-Income Portfolio               -91.45%      5.09%       10.94%
Select Growth and Income Fund                      -96.41%      0.75%        0.74%
Fidelity VIP II Asset Manager Portfolio            -98.06%     -3.69%        5.62%
Fidelity VIP High Income Portfolio                -100.00%     -2.52%        6.56%
Investment Grade Income Fund                      -100.00%    -10.73%        2.53%
Government Bond Fund                              -100.00%    -12.79%       -5.92%
Money Market Fund                                 -100.00%    -14.48%       -1.36%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/01/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations in February 1998.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                               10 YEARS
                                                                                OR LIFE
                                                      ONE-YEAR                    OF
                                                        TOTAL         5       SUB-ACCOUNT
UNDERLYING FUND                                        RETURN       YEARS      (IF LESS)
Select Emerging Markets Fund                             N/A         N/A          N/A
Select Aggressive Growth Fund                            17.76%      15.62%       18.34%
Select Capital Appreciation Fund                         13.37%      N/A          21.74%
Select Value Opportunity Fund                            23.86%      N/A          15.79%
T. Rowe Price International Stock Portfolio               2.27%      N/A           7.01%
Fidelity VIP Overseas Portfolio                          10.67%      12.97%        8.45%
Select International Equity Fund                          3.81%      N/A          10.07%
DGPF International Equity Series                          5.76%      10.51%       10.17%
Fidelity VIP Growth Portfolio                            22.50%      16.81%       15.93%
Select Growth Fund                                       33.00%      13.98%       15.16%
Select Strategic Growth Fund                             N/A         N/A          N/A
Growth Fund                                              24.15%      15.19%       15.86%
Equity Index Fund                                        31.36%      18.33%       18.42%
Fidelity VIP Equity-Income Portfolio                     27.09%      18.95%       15.56%
Select Growth and Income Fund                            21.54%      15.39%       14.17%
Fidelity VIP II Asset Manager Portfolio                  19.69%      11.84%       12.21%
Fidelity VIP High Income Portfolio                       16.73%      12.76%       11.59%
Investment Grade Income Fund                              8.58%       6.42%        8.02%
Government Bond Fund                                      6.26%       4.89%        5.84%
Money Market Fund                                         4.63%       3.65%        4.66%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/01/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; and 3/31/94 for the T. Rowe Price International Stock. The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February, 1998.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE UNDERLYING FUNDS


THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. As of December 31, 1997, the Company had over $9.4 billion in assets. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America.


The Company is a charter member of the Insurance Marketplace Standard Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.



THE SEPARATE ACCOUNT



The Separate Account was authorized by vote of the Board of Directors of the Company on January 21, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.



The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 20 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:


    - Allmerica Investment Trust


    - Fidelity Variable Insurance Products Fund



    - Fidelity Variable Insurance Products Fund II


    - T. Rowe Price International Series, Inc.

    - Delaware Group Premium Fund, Inc.

The assets of each Underlying Fund are held separate from the assets of the other Underlying Funds. Each Underlying Fund operates as a separate investment vehicle, and the income or losses of one Underlying Fund generally have no effect on the investment performance of another Underlying Fund. Shares of each Underlying Fund are not offered to the general public but solely to separate accounts of life insurance companies, such as the Separate Account.



Each Sub-Account has two subdivisions. One subdivision applies to a Policy during the first ten Policy years, which are subject to the Separate Account administrative charge. See "CHARGES AND DEDUCTIONS," "Charges Against Assets of the Separate Account." Thereafter, such a Policy automatically is allocated to the second subdivision to account for the elimination of the Separate Account administrative charge.



The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and Separate Account.


ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment Policy of the Trust or its separate investment funds.


The Trust was established by the Company as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company, or other affiliated insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Policy, each issuing a series of shares:
Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, the Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund.



AFIMS serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Underlying Funds. See "INVESTMENT ADVISORY SERVICES," "Investment Advisory Services to the Trust."



FIDELITY VARIABLE INSURANCE PRODUCTS FUND



Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("Fidelity Management"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policy: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.


Various Fidelity companies perform certain activities required to operate Fidelity VIP. Fidelity Management is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II



Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management (see discussion under "Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.


T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the T. Rowe Price International Stock Portfolio. See "Investment Advisory Services to T. Rowe Price."


DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy: the International Equity Series. The Investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.


SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund of the Trust seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.



SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund of the Trust seeks long-term growth of capital by investing in the world's emerging markets. The Fund may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.


SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund of the Trust seeks long-term growth of capital by investing primarily in common stocks of established companies.


GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See the Fidelity VIP prospectus.


FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.


If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.


                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST


The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with AFIMS to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS. Allmerica Asset Management, Inc., an indirect wholly-owned subsidiary of Allmerica Financial Corporation, is an affiliate of the Company.



Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, reports to shareholders, and other expenses.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:



Select Aggressive Growth Fund  First $100 million       1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Capital Appreciation    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Value Opportunity Fund  First $100 million       1.00%
                               Next $150 million        0.85%
                               Next $250 million        0.80%
                               Next $250 million        0.75%
                               Over $750 million        0.70%

Select Emerging Markets Fund   *                        1.35%

Select International Equity    First $100 million
Fund                                                    1.00%
                               Next $150 million        0.90%
                               Over $250 million        0.85%

Select Growth Fund             *                        0.85%

Select Strategic Growth Fund   *                        0.85%

Growth Fund                    First $250 million       0.60%
                               Next $250 million        0.40%
                               Over $500 million        0.35%

Equity Index Fund              First $50 million        0.35%
                               Next $200 million        0.30%
                               Over $250 million        0.25%

Select Growth and Income Fund  First $100 million       0.75%
                               Next $150 million        0.70%
                               Over $250 million        0.65%

Investment Grade Income Fund   First $50 million        0.50%
                               Next $50 million         0.45%
                               Over $100 million        0.40%

Government Bond Fund           *                        0.50%

Money Market Fund              First $50 million        0.35%
                               Next $200 million        0.25%
                               Over $250 million        0.20%



* For the Government Bond Fund, Select Emerging Markets Fund, the Select Growth Fund, and the Select Strategic Growth Fund, the investment management fee does not vary according to the level of assets in the Fund. AFIMS' fee computed for each Fund will be paid from the assets of such Fund.



Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. AFIMS' fee, computed for each Fund, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.



The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds and fees paid to the Sub-Advisors by AFIMS, and should be read in conjunction with this Prospectus.



INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS


For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.


The Fidelity VIP High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:


1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.


2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.



The fee rates of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios each are made of two components:


1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.


2. An individual Portfolio fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.



One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month. Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by Fidelity Management.


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $30 billion under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.


INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.



The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.


Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.


If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.


                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940

Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.


Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.


The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Underlying Funds, or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLYING FOR A POLICY

A Policy cannot be issued until the underwriting procedure has been completed. Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination.

CONDITIONAL INSURANCE AGREEMENT

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one "Minimum Monthly Factor" for the Policy as applied for, the Company will provide fixed conditional insurance in the amount of insurance applied for up to a maximum of $500,000, pending underwriting approval. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.


If the application is approved, the Policy will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued, or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy the Company will require payment of sufficient premium to place the insurance in force.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL


Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the General Account. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.



If the Policy is issued to the trustee of an employee benefit plan, the amounts held in the General Account will be allocated to the Sub-Accounts according to the Policyowner's instructions when the Delivery Receipt is returned to the Principal Office. For all other Policyowners, the date the Company transfers the initial net premium from the General Account to the selected Sub-Accounts depends on the premium amount. If the initial net premiums are less than $10,000, the amounts held in the General Account will be allocated to the selected Sub-Accounts not later than three days after underwriting approval of the Policy. If the initial net premiums equal or exceed $10,000, or if the Policy provides for planned premium payments during the first year equal to or exceeding $10,000 annually, $5,000 semi-annually, $2,500 quarterly or $1,000 monthly, the entire Net Premium, plus any interest earned, will remain in the General Account until return of the Policy's Delivery Receipt to the Principal Office. The entire amount held in the General Account for allocation to the Separate Account then will be allocated to the Sub-Accounts according to your instructions.


FREE-LOOK PERIOD

The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or longer if required by state law), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.

When you return the Policy, the Company will mail within seven days a refund equal to the sum of:


(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus



(2) the value of the amounts allocated to the Separate Account, plus



(3) any fees or charges imposed on the amounts allocated to the Separate
    Account.


The amount refunded in (1) above includes any premiums allocated to the General Account. Where required by state law, the refund will equal the premiums paid. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or


    - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or


    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES


Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.


Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

PREMIUM PAYMENTS


Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office.


PREMIUM FLEXIBILITY


Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.


You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.


You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.


Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT."

MINIMUM MONTHLY FACTOR


If, in the first 48 Policy months following issue or an increase in the Face Amount, you make premium payments, less Debt, partial withdrawals and partial withdrawal charges, at least equal to the sum of the Minimum Monthly Factor for the number of months the Policy, increase in Face Amount, or Policy Change which causes a change in the Minimum Monthly Factor has been in force, the Policy is guaranteed not to lapse during that period. EXCEPT FOR THE 48 POLICY MONTHS AFTER THE DATE OF ISSUE, OR THE EFFECTIVE DATE OF AN INCREASE IN THE FACE AMOUNT, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.



In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See "POLICY TERMINATION AND REINSTATEMENT."


INCENTIVE FUNDING DISCOUNT


The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Code) accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.


The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.


GUARANTEED DEATH BENEFIT RIDER



An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:



    - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and



    - provides a guaranteed death benefit.



In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.



GUARANTEED DEATH BENEFIT TESTS



While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:



1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and



2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:



    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and



    (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.



GUARANTEED DEATH BENEFIT



If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:



    - the Face Amount as of the Final Premium Payment Date; or



    - the Policy Value as of the date due proof of death is received by the Company.



TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER



The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:



    - foreclosure of a Policy Loan; or



    - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or



    - any Policy change that results in a negative guideline level premium; or



    - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or



    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.



It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.


PAID-UP INSURANCE OPTION


Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.



The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.


    - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.


    - The Policyowner may not make further premium payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.


After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.


ALLOCATION OF NET PREMIUMS


The Net Premium equals the premium paid less the 3 1/2% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


FUTURE CHANGES ALLOWED


You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The Company and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions.


The procedures the Company follows for telephone transactions include requiring callers to identify themselves by name, and to identify the Policyowner by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners periodically should review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone request. As discussed in "THE POLICY -- Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Currently, transfers involving the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS

The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

DEATH PROCEEDS

As long as the Policy remains in force (see "POLICY TERMINATION AND REINSTATEMENT"), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named

Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS," "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See "APPENDIX B -- DEATH PROCEEDS PAYMENT OPTIONS."


Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

    - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

    - any additional insurance on the Insured's life that is provided by rider; minus

    - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.


After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.


SUM INSURED OPTIONS

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                      GUIDELINE MINIMUM SUM INSURED TABLE

 Age of Insured                                                  Percentage of
on Date of Death                                                 Policy Value
-------------------------------------------------------------  -----------------
    40 and under.............................................           250%
    45.......................................................           215%
    50.......................................................           185%
    55.......................................................           150%
    60.......................................................           130%
    65.......................................................           120%
    70.......................................................           115%
    75.......................................................           105%
    80.......................................................           105%
    85.......................................................           105%
    90.......................................................           105%
    95 and above.............................................           100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See "CHARGES AND DEDUCTIONS," "Monthly Deduction From Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS

For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1

Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2

Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus Policy Value; or


    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.


For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).


According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).


Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION


Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See "CHARGES AND DEDUCTIONS," "Monthly Deduction from the Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1


If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.



A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner. See "THE POLICY," "Premium Payments."


CHANGE IN THE FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT


Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.


On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.


An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase. See "CHARGES AND DEDUCTIONS," "Monthly Deductions From the Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See "THE POLICY," "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.


A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS," "Monthly Deductions From the Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:


    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See "CHARGES AND DEDUCTIONS," "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of:

    - your accumulation in the General Account, plus

    - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). See "THE POLICY," "Policy Surrender." There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE


The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Separate Account; see "THE

POLICY," "Applying for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:


    - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; PLUS

    - the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR


The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:


(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;


(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and



(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

DEATH PROCEEDS PAYMENT OPTIONS


During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B, "DEATH PROCEEDS PAYMENT OPTIONS." These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.


If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS


Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A, "OPTIONAL BENEFITS" may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deductions. See "CHARGES AND DEDUCTIONS," "Monthly Deductions From the Policy Value."


POLICY SURRENDER

You may surrender the Policy at any time and receive its Surrender Value. The Surrender Value is equal to:

    - the Policy Value, MINUS

    - any Debt and applicable surrender charges.


The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender is received at the Principal Office. A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. See "CHARGES AND DEDUCTIONS," "Surrender Charge."


The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in APPENDIX B, "DEATH PROCEEDS PAYMENT OPTIONS." Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER POLICY PROVISIONS," "Postponement Of Payments."

The surrender rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS," "POLICIES ISSUED IN CONNECTION WITH TSA PLANS."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWALS

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS," "Charges On Partial Withdrawal." Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER POLICY PROVISIONS," "Postponement of Payments."

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted; see "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS." For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policy. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

TAX EXPENSE CHARGE

Currently, a deduction of 3 1/2% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2 1/2% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax of 2 1/2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2 1/2% rate attributable to premiums for state and local premium taxes approximates the average expenses to the Company associated with the premium taxes. The 2 1/2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The Company, however, does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

MONTHLY DEDUCTION FROM THE POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge is discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase. See "THE POLICY," "Change In the Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE


This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.


CALCULATION OF THE CHARGE


If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 ( assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.


If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured which is required to comply with the Guideline rules. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

       - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

       - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount. See "THE POLICY," "Change In the Face Amount."

COST OF INSURANCE RATES


Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.



The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.


The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.


CHARGES AGAINST ASSETS OF THE SEPARATE ACCOUNT



The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.


MORTALITY AND EXPENSE RISK CHARGE


The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.


The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE


During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees. No Separate Account administrative charge is imposed after the tenth Policy year. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis.


OTHER CHARGES AND EXPENSES

Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue Age) thereafter, as described in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS

If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge. See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE

A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge, and
(b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter, as provided in "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES."

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE


During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES." The premiums associated with the increase are determined as described below.


Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.


See "APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.


POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

    - the most recent increase;

    - the next most recent increases successively, and

    - the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

TRANSFER CHARGES


The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year. See "THE POLICY," "Transfer Privilege."


You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts; or

    - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year. See "THE POLICY," "Conversion Privileges," and "POLICY LOANS."

CHARGE FOR INCREASE IN THE FACE AMOUNT

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES


The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.


                                  POLICY LOANS

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.


The loan amount normally will be paid within seven days after the Company receives the loan request at the Principal Office, but the Company may delay payments under certain circumstances. See "OTHER POLICY PROVISIONS," "Postponement of Payments."


A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans are restricted; see "FEDERAL TAX CONSIDERATIONS -- POLICIES ISSUED IN CONNECTION WITH TSA PLANS.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION


A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS


Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.


If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT."

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

Policies loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income. Policy loans must meet the following additional requirements:

    - Loans must be repaid within five (5) years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policyowner's principal residence.

    - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

    - The sum of all outstanding loan balances for all loans from all the Policyowner's TSA plans may not exceed the lesser of:

       - $50,000 reduced by the excess (if any) of

           - the highest outstanding balance of loans from all of the Policyowner's TSA plans during the one-year period preceding the date of the loan, minus

           - the outstanding balance of loans from the Policyowner's TSA plans on the date on which such loan was made

                                              OR

       - 50% of the Policyowner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

See "FEDERAL TAX CONSIDERATIONS" -- POLICIES ISSUED IN CONNECTION WITH TSA
PLANS.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b) the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE


Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the addition or deletion of a rider.



Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force. However, see "THE POLICY," "Guaranteed Death Benefit Rider."


REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

    - a written application for reinstatement,

    - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

    - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

    - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

    - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY


The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.


INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT

The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS


Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (I) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2i) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.


The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION                        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director of First Allmerica since 1996; Vice President,
  Director                          First Allmerica since 1984

Abigail M. Armstrong                Secretary of First Allmerica since 1996; Counsel, First
  Secretary and Counsel             Allmerica since 1991

Robert E. Bruce                     Director and Chief Information Officer of First
  Director, Vice President and      Allmerica since 1997; Vice President of First Allmerica
  Chief Information Officer         since 1995; Corporate Manager, Digital Equipment
                                    Corporation 1979 to 1995

John P. Kavanaugh
  Director, Vice President and      Director and Chief Investment Officer of First Allmerica
  Chief Investment Officer          since 1996; Vice President, First Allmerica since 1991

John F. Kelly                       Director (since 1996), General Counsel (since 1981),
  Director, Vice President and      Senior Vice President and Assistant Secretary (since
  General Counsel                   1986), of First Allmerica

J. Barry May                        Director of First Allmerica since 1996; Director and
  Director                          President, The Hanover Insurance Company since 1996;
                                    Vice President, The Hanover Insurance Company, 1993 to
                                    1996; General Manager, The Hanover Insurance Company
                                    1989 to 1993

James R. McAuliffe                  Director of First Allmerica since 1996; Director (since
  Director                          1992), President (since 1994), and CEO (since 1996), of
                                    Citizens Insurance Company of America; Vice President
                                    (1982 to 1994), and Chief Investment Officer (1986 to
                                    1994), of First Allmerica

John F. O'Brien
  Director and Chairman of the      Director, Chairman of the Board, President and Chief
  Board                             Executive Officer, First Allmerica since 1989

Edward J. Parry, III
  Director, Vice President,         Director and Chief Financial Officer of First Allmerica
  Treasurer and Chief Financial     since 1996; Vice President and Treasurer, First
  Officer                           Allmerica since 1993

Richard M. Reilly                   Director of First Allmerica since 1996; Vice President,
  Director, President and           First Allmerica since 1990; Director, Allmerica
  Chief Executive Officer           Investments, Inc. since 1990; Director and President,
                                    Allmerica Financial Investment Management Services, Inc.
                                    since 1990

Eric A. Simonsen                    Director of First Allmerica since 1996; Vice President,
  Director and Vice President       First Allmerica since 1990; Chief Financial Officer,
                                    First Allmerica 1990 to 1996

Phillip E. Soule                    Director of First Allmerica since 1996; Vice President,
  Director                          First Allmerica since 1987

                                  DISTRIBUTION

Allmerica Investments, Inc., a subsidiary of First Allmerica, acts as the principal underwriter of the Policy pursuant to a Sales and Administrative Services Agreement with the Company and the VEL II Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policy is sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., or of certain independent broker-dealers which are members of the NASD.

The Company pays commissions to registered representatives who sell the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally will equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will equal 4% of any additional premiums. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives also may be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 10% of first-year, or 14% of renewal premiums.


The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.


                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Underlying Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fideltiy VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Underlying Funds held by the Separate Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the VEL II Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Funds.


                                    REPORTS


The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s). In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, and the financial statements of the VEL II Account of the Company as of December 31, 1997 and for the periods indicated, included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws. It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.


THE COMPANY AND THE SEPARATE ACCOUNT



The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.



Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.


TAXATION OF THE POLICY

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. But see "MODIFIED ENDOWMENT CONTRACTS."


The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.



Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.


POLICY LOANS


The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may revoke your request for a preferred loan.


Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.


A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.


Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.

MODIFIED ENDOWMENT CONTRACTS


The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance policy, including the Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums.


If the Policy is considered a modified endowment contract, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT


As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the

Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").


The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.


Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.


The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.


THE POLICY


This Prospectus describes a flexible premium variable life insurance Policy and is intended generally to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.


SURRENDERS AND PARTIAL WITHDRAWALS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from the Policy Value allocated to the General Account.

TRANSFERS

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans also may be made from the Policy Value in the General Account.

DELAY OF PAYMENTS


Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3 1/2% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.


                              FINANCIAL STATEMENTS


Financial Statements for the Company and the Separate Account are included in this Prospectus beginning immediately after this section. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts

February 3, 1998

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1997        1996
 -----------------------------------------------  ---------   ---------
 REVENUES
   Premiums.....................................  $ 22.8      $ 32.7
     Universal life and investment product
       policy fees..............................   212.2       176.2
     Net investment income......................   164.2       171.7
     Net realized investment gains (losses).....     2.9        (3.6  )
     Other income...............................     1.4         0.9
                                                  ---------   ---------
         Total revenues.........................   403.5       377.9
                                                  ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   187.8       192.6
     Policy acquisition expenses................     2.8        49.9
     Loss from cession of disability income
       business.................................    53.9         --
     Other operating expenses...................   101.3        86.6
                                                  ---------   ---------
         Total benefits, losses and expenses....   345.8       329.1
                                                  ---------   ---------
 Income before federal income taxes.............    57.7        48.8
                                                  ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................    13.9        26.9
     Deferred...................................     7.1        (9.8  )
                                                  ---------   ---------
         Total federal income tax expense.......    21.0        17.1
                                                  ---------   ---------
 Net income.....................................  $ 36.7      $ 31.7
                                                  ---------   ---------
                                                  ---------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1997         1996
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,340.5 and $1,660.2)............................  $1,402.5     $1,698.0
     Equity securities at fair value (cost of $34.4 and
       $33.0)............................................     54.0         41.5
     Mortgage loans......................................    228.2        221.6
     Real estate.........................................     12.0         26.1
     Policy loans........................................    140.1        131.7
     Other long term investments.........................     20.3          7.9
                                                           ----------   ----------
         Total investments...............................  1,857.1      2,126.8
                                                           ----------   ----------
   Cash and cash equivalents.............................     31.1         18.8
   Accrued investment income.............................     34.2         37.7
   Deferred policy acquisition costs.....................    765.3        632.7
   Reinsurance receivables on paid and unpaid losses,
     benefits and unearned premiums......................    251.1         81.5
   Other assets..........................................     10.7          8.2
   Separate account assets...............................  7,567.3      4,524.0
                                                           ----------   ----------
         Total assets....................................  $10,516.8    $7,429.7
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $2,097.3     $2,171.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................     18.5         16.1
     Unearned premiums...................................      1.8          2.7
     Contractholder deposit funds and other policy
       liabilities.......................................     32.5         32.8
                                                           ----------   ----------
         Total policy liabilities and accruals...........  2,150.1      2,222.9
                                                           ----------   ----------
   Expenses and taxes payable............................     77.6         77.3
   Reinsurance premiums payable..........................      4.9          --
   Deferred federal income taxes.........................     75.9         60.2
   Separate account liabilities..........................  7,567.3      4,523.6
                                                           ----------   ----------
         Total liabilities...............................  9,875.8      6,884.0
                                                           ----------   ----------
   Commitments and contingencies (Note 13)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,521 and 2,518 shares issued and
     outstanding.........................................      2.5          2.5
   Additional paid in capital............................    386.9        346.3
   Unrealized appreciation on investments, net...........     38.5         20.5
   Retained earnings.....................................    213.1        176.4
                                                           ----------   ----------
         Total shareholder's equity......................    641.0        545.7
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $10,516.8    $7,429.7
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1997        1996
 -----------------------------------------------  ---------   ---------
 COMMON STOCK
     Balance at beginning of period.............  $  2.5      $  2.5
     Issued during year.........................     --          --
                                                  ---------   ---------
     Balance at end of period...................     2.5         2.5
                                                  ---------   ---------
 ADDITIONAL PAID IN CAPITAL
     Balance at beginning of period.............   346.3       324.3
     Contribution from Parent...................    40.6        22.0
                                                  ---------   ---------
     Balance at end of period...................   386.9       346.3
                                                  ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of period.............   176.4       144.7
     Net income.................................    36.7        31.7
                                                  ---------   ---------
     Balance at end of period...................   213.1       176.4
                                                  ---------   ---------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............    20.5        23.8
     Net appreciation (depreciation) on
       available for sale securities............    27.0        (5.1  )
     (Provision) benefit for deferred federal
       income taxes.............................    (9.0  )      1.8
                                                  ---------   ---------
     Balance at end of period...................    38.5        20.5
                                                  ---------   ---------
         Total shareholder's equity.............  $641.0      $545.7
                                                  ---------   ---------
                                                  ---------   ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                    1997         1996
 --------------------------------------------  ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  36.7      $  31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (2.9  )       3.6
         Net amortization and depreciation...      --           3.5
         Loss from cession of disability
           income business...................     53.9          --
         Deferred federal income taxes.......      7.1         (9.8  )
         Payment related to cession of
           disability income business........   (207.0  )       --
         Change in deferred acquisition
           costs.............................   (181.3  )     (66.8  )
         Change in premiums and notes
           receivable, net of reinsurance
           payable...........................      3.9         (0.2  )
         Change in accrued investment
           income............................      3.5          1.2
         Change in policy liabilities and
           accruals, net.....................    (72.4  )     (39.9  )
         Change in reinsurance receivable....     22.1         (1.5  )
         Change in expenses and taxes
           payable...........................      0.2         32.3
         Separate account activity, net......      0.4         10.5
         Other, net..........................     (7.5  )      (0.2  )
                                               ----------   ----------
             Net used in operating
               activities....................   (343.3  )     (35.6  )
                                               ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    909.7        809.4
     Proceeds from disposals of equity
       securities............................      2.4          1.5
     Proceeds from disposals of other
       investments...........................     23.7         17.4
     Proceeds from mortgages matured or
       collected.............................     62.9         34.0
     Purchase of available-for-sale fixed
       maturities............................   (579.7  )    (795.8  )
     Purchase of equity securities...........     (3.2  )     (13.2  )
     Purchase of other investments...........    (79.4  )     (36.2  )
     Other investing activities, net.........      --          (2.0  )
                                               ----------   ----------
         Net cash provided by investing
           activities........................    336.4         15.1
                                               ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................     19.2         22.0
                                               ----------   ----------
         Net cash provided by financing
           activities........................     19.2         22.0
                                               ----------   ----------
 Net change in cash and cash equivalents.....     12.3          1.5
 Cash and cash equivalents, beginning of
  period.....................................     18.8         17.3
                                               ----------   ----------
 Cash and cash equivalents, end of period....  $  31.1      $  18.8
                                               ----------   ----------
                                               ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $   --       $   3.4
     Income taxes paid.......................  $   5.4      $  16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company and its results of operations for the month of December, 1997. Somerset Square, Inc. was transferred from SMAFCO effective November 30, 1997. (See Significant Transactions.)

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made to the 1996 financial statements in order to conform to the 1997 presentation.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period.

The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC and AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. Allmerica P&C and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, Allmerica P&C and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, FINANCIAL REPORTING FOR SEGMENTS OF A BUSINESS ENTERPRISE. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, REPORTING COMPREHENSIVE INCOME, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During the 4th quarter of 1997, SMAFCO contributed $40.6 million of additional paid in capital to the Company. The nature of the contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1997
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31,                              AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......   $    6.3      $  .5      $--       $    6.8
States and political subdivisions.......        2.8         .2       --            3.0
Foreign governments.....................       50.1        2.0       --           52.1
Corporate fixed maturities..............    1,147.5       58.7        3.3      1,202.9
Mortgage-backed securities..............      133.8        5.2        1.3        137.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,340.5      $66.6      $ 4.6     $1,402.5
                                          ----------   --------   ---------   --------
Equity securities.......................   $   34.4      $19.9      $ 0.3     $   54.0
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

                                                              1996
                                          --------------------------------------------
U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of these assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of these assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1997
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------
Due in one year or less.....................................  $   63.0   $   63.5
Due after one year through five years.......................     328.8      343.9
Due after five years through ten years......................     649.5      679.9
Due after ten years.........................................     299.2      315.2
                                                              ---------  ---------
Total.......................................................  $1,340.5   $1,402.5
                                                              ---------  ---------
                                                              ---------  ---------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                               PROCEEDS
                                                                 FROM
FOR THE YEARS ENDED DECEMBER 31,                              VOLUNTARY        GROSS       GROSS
(IN MILLIONS)                                                   SALES          GAINS       LOSSES
------------------------------------------------------------  ----------      ------       ------
1997
Fixed maturities............................................    $702.9         $ 11.4      $  5.0
Equity securities...........................................    $  1.3         $  0.5      $ --

1996
Fixed maturities............................................    $496.6         $  4.3      $  8.3
Equity securities...........................................    $  1.5         $  0.4      $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31,                                 FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1997
Net appreciation, beginning of year.........................    $ 12.7         $  7.8      $ 20.5
Net appreciation on available-for-sale securities...........      24.3           12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)          --          (9.8)
Provision for deferred federal income taxes.................      (5.1)          (3.9)       (9.0)
                                                              ----------      -----        ------
                                                                   9.4            8.6        18.0
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 22.1         $ 16.4      $ 38.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31, 1996                            FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
Net appreciation, beginning of year.........................    $ 20.4         $  3.4      $ 23.8
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)           6.7       (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0           --           9.0
Benefit (provision) for deferred federal income taxes.......       4.1           (2.3)        1.8
                                                              ----------      -----        ------
                                                                  (7.7)           4.4        (3.3)
                                                              ----------      -----        ------
Net appreciation, end of year...............................    $ 12.7         $  7.8      $ 20.5
                                                              ----------      -----        ------
                                                              ----------      -----        ------

(1) Includes net appreciation on other investments of $11.1 million in 1997, and $2.2 million in 1996.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Mortgage loans..............................................    $228.2         $221.6
Real estate:
  Held for sale.............................................      12.0           26.1
  Held for production of income.............................      --             --
                                                              ----------     ------
    Total real estate.......................................    $ 12.0         $ 26.1
                                                              ----------     ------
Total mortgage loans and real estate........................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------

Reserves for mortgage loans were $9.4 million and $9.5 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $18.7 million. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Property type:
  Office building...........................................    $101.7         $ 86.1
  Residential...............................................      19.3           39.0
  Retail....................................................      42.2           55.9
  Industrial/warehouse......................................      61.9           52.6
  Other.....................................................      24.5           25.3
  Valuation allowances......................................      (9.4)         (11.2)
                                                              ----------     ------
Total.......................................................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------
Geographic region:
  South Atlantic............................................    $ 68.7         $ 72.9
  Pacific...................................................      56.6           37.0
  East North Central........................................      61.4           58.3
  Middle Atlantic...........................................      29.8           35.0
  West South Central........................................       6.9            5.7
  New England...............................................      12.4           21.9
  Other.....................................................      13.8           28.1
  Valuation allowances......................................      (9.4)         (11.2)
                                                              ----------     ------
Total.......................................................    $240.2         $247.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $52.0 million; 1999 -- $17.1 million; 2000 -- $46.3 million; 2001 -- $7.0 million; 2002 -- $11.7 million; and $94.1 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED DECEMBER 31,                               BALANCE AT                                    BALANCE AT
(IN MILLIONS)                                                 JANUARY 1      ADDITIONS      DEDUCTIONS      DECEMBER 31
------------------------------------------------------------  ----------   -------------   -------------   -------------
1997
Mortgage loans..............................................    $  9.5         $  1.1          $  1.2          $  9.4
Real estate.................................................       1.7            3.7             5.4            --
                                                               -----            ---             ---           -----
    Total...................................................    $ 11.2         $  4.8          $  6.6          $  9.4
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

1996
Mortgage loans..............................................    $ 12.5         $  4.5          $  7.5          $  9.5
Real estate.................................................       2.1           --               0.4             1.7
                                                               -----            ---             ---           -----
    Total...................................................    $ 14.6         $  4.5          $  7.9          $ 11.2
                                                               -----            ---             ---           -----
                                                               -----            ---             ---           -----

Deductions of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect writedowns to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $20.6 million and $21.5 million, with related reserves of $7.1 million and $7.3 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.2 million and $3.4 million as of December 31, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1997, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $130.0         $137.2
Mortgage loans..............................................      20.4           22.0
Equity securities...........................................       1.3            0.7
Policy loans................................................      10.8           10.2
Real estate.................................................       3.9            6.2
Other long-term investments.................................       1.0            0.8
Short-term investments......................................       1.4            1.4
                                                              ----------     ------
Gross investment income.....................................     168.8          178.5
Less investment expenses....................................      (4.6)          (6.8)
                                                              ----------     ------
Net investment income.......................................    $164.2         $171.7
                                                              ----------     ------
                                                              ----------     ------

At December 31, 1997, mortgage loans on non-accrual status were $2.8 million, which were all restructured loans. There were no fixed maturities on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $21.1 million and $25.4 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.9 million and $3.6 million in 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $2.1 million and $2.2 million in 1997 and 1996, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Fixed maturities............................................    $  3.0         $ (3.3)
Mortgage loans..............................................      (1.1)          (3.2)
Equity securities...........................................       0.5            0.3
Real estate.................................................      (1.5)           2.5
Other.......................................................       2.0            0.1
                                                              ----------     ------
Net realized investment losses..............................    $  2.9         $ (3.6)
                                                              ----------     ------
                                                              ----------     ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                         1997                          1996
                                                              --------------------------   -----------------------------
DECEMBER 31,                                                   CARRYING        FAIR          CARRYING          FAIR
(IN MILLIONS)                                                   VALUE          VALUE           VALUE           VALUE
------------------------------------------------------------  ----------   -------------   -------------   -------------
FINANCIAL ASSETS
  Cash and cash equivalents.................................    $ 31.1         $ 31.1          $ 18.8          $ 18.8
  Fixed maturities..........................................   1,402.5        1,402.5         1,698.0         1,698.0
  Equity securities.........................................      54.0           54.0            41.5            41.5
  Mortgage loans............................................     228.2          239.8           221.6           229.3
  Policy loans..............................................     140.1          140.1           131.7           131.7
  Reinsurance receivables...................................     251.1          251.1            72.5            72.5
                                                              ----------   -------------   -------------   -------------
                                                               2$,107.0       2$,118.6        2$,184.1        2$,191.8
                                                              ----------   -------------   -------------   -------------
                                                              ----------   -------------   -------------   -------------
FINANCIAL LIABILITIES
  Individual annuity contracts..............................     876.0          850.6           910.2           885.9
  Supplemental contracts without life contingencies.........      15.3           15.3            15.9            15.9
  Other individual contract deposit funds...................       0.3            0.3             0.3             0.3
                                                              ----------   -------------   -------------   -------------
                                                                $891.6         $866.2          $926.4          $902.1
                                                              ----------   -------------   -------------   -------------
                                                              ----------   -------------   -------------   -------------

6.  DEBT

In 1997 the Company incurred no debt. During 1996, the Company utilized repurchase agreements to finance certain investments.

Interest expense was $3.4 million in 1996, relating to the repurchase agreements, and is recorded in other operating expenses.

7.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------      ------
Federal income tax expense (benefit)
  Current...................................................    $ 13.9         $ 26.9
  Deferred..................................................       7.1           (9.8)
                                                               -----          -----
Total.......................................................    $ 21.0         $ 17.1
                                                               -----          -----
                                                               -----          -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes. The deferred tax (assets) liabilities are comprised of the following at December 31, 1997:

DECEMBER 31,
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Deferred tax (assets) liabilitie
  Loss reserves.............................................    $(175.8)       $(137.0)
  Deferred acquisition costs................................     226.4          186.9
  Investments, net..........................................      27.0           14.2
  Bad debt reserve..........................................      (2.0)          (1.1)
  Other, net................................................       0.3           (2.8)
                                                              ----------   -------------
  Deferred tax liability, net...............................    $ 75.9         $ 60.2
                                                              ----------   -------------
                                                              ----------   -------------

Gross deferred income tax liabilities totaled $253.7 million and $201.1 million at December 31, 1997 and 1996. Gross deferred income tax assets totaled $177.8 million and $140.9 at December 31, 1997 and 1996.

Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

8.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $124.1 million and $112.4 million in 1997 and 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $15.0 million and $13.3 million at December 31, 1997 and 1996.

9.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

At January 1, 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

10.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The effects of reinsurance were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Insurance premiums:
  Direct....................................................    $ 48.8         $ 53.3
  Assumed...................................................       2.6            3.1
  Ceded.....................................................     (28.6)         (23.7)
                                                              ----------     ------
Net premiums................................................    $ 22.8         $ 32.7
                                                              ----------     ------
                                                              ----------     ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................    $226.0         $206.4
  Assumed...................................................       4.2            4.5
  Ceded.....................................................     (42.4)         (18.3)
                                                              ----------     ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................    $187.8         $192.6
                                                              ----------     ------
                                                              ----------     ------

11.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Balance at beginning of year................................    $632.7         $555.7
  Acquisition expenses deferred.............................     184.1          116.6
  Amortized to expense during the year......................     (53.0)         (49.9)
  Adjustment to equity during the year......................     (10.2)          10.3
  Adjustment for cession of disability income insurance.....     (38.6)          --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........      50.3           --
                                                              ----------     ------
Balance at end of year......................................    $765.3         $632.7
                                                              ----------     ------
                                                              ----------     ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

12.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $219.9 million and $226.2 million at December 31, 1997 and 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $-0- million in 1997 and $3.2 million in 1996. Due to the reinsurance agreement whereby the Company has ceded substantially all of its accident and health business to the Metropolitan, management believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

13.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against Allmerica Financial Corp. and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in the early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

14.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                    1997          1996
------------------------------------------------------------  ----------   -------------
Statutory net income........................................    $ 31.5         $  5.4
Statutory Surplus...........................................    $307.1         $234.0
                                                              ----------     ------
                                                              ----------     ------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of the VEL II Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Growth, Investment Grade Income, Money Market, Equity Index, Government Bond, Select Aggressive Growth. Select Growth and Income, Select Value Opportunity, Select International Equity, Select Capital Appreciation, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Asset Manager, T. Rowe Price International Stock, and DGPF International Equity) constituting the VEL II Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts

March 25, 1998

                                 VEL II ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                            INVESTMENT
                                                GROWTH     GRADE INCOME   MONEY MARKET   EQUITY INDEX   GOVERNMENT BOND
                                              -----------  ------------   ------------   ------------   ---------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $24,185,289   $6,972,182     $7,522,775    $13,449,393      $1,918,563
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............          --            --             --             --              --
Investment in shares of T. Rowe Price
  International Series, Inc.................          --            --             --             --              --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................          --            --             --             --              --
                                              -----------  ------------   ------------   ------------   ---------------
  Total assets..............................  24,185,289     6,972,182      7,522,775     13,449,393       1,918,563

LIABILITIES:                                          --            --             --             --              --
                                              -----------  ------------   ------------   ------------   ---------------

  Net assets................................  $24,185,289   $6,972,182     $7,522,775    $13,449,393      $1,918,563
                                              -----------  ------------   ------------   ------------   ---------------
                                              -----------  ------------   ------------   ------------   ---------------
Net asset distribution by category:
  Variable life policies....................  $24,185,289   $6,972,182     $7,522,775    $13,449,393      $1,918,563
                                              -----------  ------------   ------------   ------------   ---------------
                                              -----------  ------------   ------------   ------------   ---------------

Units outstanding,
  December 31, 1997.........................  11,704,964     5,548,476      6,351,008      5,990,322       1,585,026
Net asset value per unit,
  December 31, 1997.........................  $ 2.066242    $ 1.256594     $ 1.184501    $  2.245187      $ 1.210430

                                                   SELECT                                SELECT         SELECT VALUE
                                              AGGRESSIVE GROWTH   SELECT GROWTH    GROWTH AND INCOME    OPPORTUNITY**
                                              -----------------   --------------   ------------------   ------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................     $27,443,264       $13,875,988        $10,308,497       $14,048,150
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............              --                --                 --                --
Investment in shares of T. Rowe Price
  International Series, Inc.................              --                --                 --                --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................              --                --                 --                --
                                              -----------------   --------------   ------------------   ------------
  Total assets..............................      27,443,264        13,875,988         10,308,497        14,048,150
LIABILITIES:                                              --                --                 --                --
                                              -----------------   --------------   ------------------   ------------
  Net assets................................     $27,443,264       $13,875,988        $10,308,497       $14,048,150
                                              -----------------   --------------   ------------------   ------------
                                              -----------------   --------------   ------------------   ------------
Net asset distribution by category:
  Variable life policies....................     $27,443,264       $13,875,988        $10,308,497       $14,048,150
                                              -----------------   --------------   ------------------   ------------
                                              -----------------   --------------   ------------------   ------------
Units outstanding,
  December 31, 1997.........................      14,290,970         6,841,599          5,299,227         7,193,744
Net asset value per unit,
  December 31, 1997.........................     $  1.920322       $  2.028179        $  1.945283       $  1.952829

** Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                                                                           FIDELITY       FIDELITY
                                                    SELECT                 SELECT          FIDELITY VIP       VIP           VIP
                                             INTERNATIONAL EQUITY   CAPITAL APPRECIATION   HIGH INCOME   EQUITY-INCOME     GROWTH
                                             ---------------------  ---------------------  ------------  -------------  ------------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................      $12,244,949            $ 9,106,746       $        --    $        --   $        --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............               --                     --        12,529,100     42,253,743    37,994,280
Investment in shares of T. Rowe Price
  International Series, Inc.................               --                     --                --             --            --
Investment in shares of Delaware Group
  Premium Fund, Inc.........................               --                     --                --             --            --
                                             ---------------------       -----------       ------------  -------------  ------------
  Total assets..............................       12,244,949              9,106,746        12,529,100     42,253,743    37,994,280

LIABILITIES:                                               --                     --                --             --            --
                                             ---------------------       -----------       ------------  -------------  ------------

  Net assets................................      $12,244,949            $ 9,106,746       $12,529,100    $42,253,743   $37,994,280
                                             ---------------------       -----------       ------------  -------------  ------------
                                             ---------------------       -----------       ------------  -------------  ------------

Net asset distribution by category:
  Variable life policies....................      $12,244,949            $ 9,106,746       $12,529,100    $42,253,743   $37,994,280
                                             ---------------------       -----------       ------------  -------------  ------------
                                             ---------------------       -----------       ------------  -------------  ------------

Units outstanding,
  December 31, 1997.........................        8,612,426              5,377,150         7,725,005     19,334,371    19,110,533
Net asset value per unit,
  December 31, 1997.........................      $  1.421777            $  1.693601       $  1.621889    $  2.185421   $  1.988133

                                                FIDELITY      FIDELITY
                                                  VIP          VIP II         T. ROWE PRICE             DGPF

                                                OVERSEAS    ASSET MANAGER  INTERNATIONAL STOCK  INTERNATIONAL EQUITY

                                              ------------  -------------  -------------------  --------------------

ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $        --    $       --        $       --            $       --

Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............   10,388,531     3,652,492                --                    --

Investment in shares of T. Rowe Price
  International Series, Inc.................           --            --         4,113,549                    --

Investment in shares of Delaware Group
  Premium Fund, Inc.........................           --            --                --             7,956,053

                                              ------------  -------------  -------------------      -----------

  Total assets..............................   10,388,531     3,652,492         4,113,549             7,956,053

LIABILITIES:                                           --            --                --                    --

                                              ------------  -------------  -------------------      -----------

  Net assets................................  $10,388,531    $3,652,492        $4,113,549            $7,956,053

                                              ------------  -------------  -------------------      -----------

                                              ------------  -------------  -------------------      -----------

Net asset distribution by category:
  Variable life policies....................  $10,388,531    $3,652,492        $4,113,549            $7,956,053

                                              ------------  -------------  -------------------      -----------

                                              ------------  -------------  -------------------      -----------

Units outstanding,
  December 31, 1997.........................    6,886,585     2,356,886         3,351,190             4,881,305

Net asset value per unit,
  December 31, 1997.........................  $  1.508517    $ 1.549711        $ 1.227489            $ 1.629903


   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                            STATEMENTS OF OPERATIONS

                                            GROWTH                      INVESTMENT GRADE INCOME
                                FOR THE YEAR ENDED DECEMBER 31,     FOR THE YEAR ENDED DECEMBER 31,
                             -------------------------------------  -------------------------------
                                1997         1996         1995        1997       1996       1995
                             -----------  -----------  -----------  ---------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $   283,355  $   206,184  $   129,684  $ 407,722  $ 326,845  $ 241,196
                             -----------  -----------  -----------  ---------  ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     116,436       65,259       47,437     38,709     33,445     31,269
  Administrative expense
    fees....................      32,345       18,128       13,177     10,754      9,291      8,686
                             -----------  -----------  -----------  ---------  ---------  ---------
    Total expenses..........     148,781       83,387       60,614     49,463     42,736     39,955
                             -----------  -----------  -----------  ---------  ---------  ---------

  Net investment income
    (loss)..................     134,574      122,797       69,070    358,259    284,109    201,241
                             -----------  -----------  -----------  ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   3,803,334    1,122,802      536,820         --         --         --
  Net realized gain (loss)
    from sales of
    investments.............      13,705       16,012        5,655      4,905      3,288       (901)
                             -----------  -----------  -----------  ---------  ---------  ---------
    Net realized gain
      (loss)................   3,817,039    1,138,814      542,475      4,905      3,288       (901)
  Net unrealized gain
    (loss)..................    (302,672)     475,209      787,522    157,561   (130,047)   324,379
                             -----------  -----------  -----------  ---------  ---------  ---------
    Net realized and
      unrealized gain
      (loss)................   3,514,367    1,614,023    1,329,997    162,466   (126,759)   323,478
                             -----------  -----------  -----------  ---------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 3,648,941  $ 1,736,820  $ 1,399,067  $ 520,725  $ 157,350  $ 524,719
                             -----------  -----------  -----------  ---------  ---------  ---------
                             -----------  -----------  -----------  ---------  ---------  ---------


                                      MONEY MARKET                      EQUITY INDEX
                             FOR THE YEAR ENDED DECEMBER 31,   FOR THE YEAR ENDED DECEMBER 31,
                             -------------------------------  ---------------------------------
                               1997       1996       1995        1997        1996       1995
                             ---------  ---------  ---------  -----------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $ 380,873  $ 258,693  $ 242,819  $   120,956  $  58,986  $  12,705
                             ---------  ---------  ---------  -----------  ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    44,692     33,783     38,093       54,835     21,545     14,209
  Administrative expense
    fees....................    12,415      9,385     10,581       15,233      5,985      3,947
                             ---------  ---------  ---------  -----------  ---------  ---------
    Total expenses..........    57,107     43,168     48,674       70,068     27,530     18,156
                             ---------  ---------  ---------  -----------  ---------  ---------
  Net investment income
    (loss)..................   323,766    215,525    194,145       50,888     31,456     (5,451)
                             ---------  ---------  ---------  -----------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --         --         --      358,920     70,001    120,730
  Net realized gain (loss)
    from sales of
    investments.............        --         --         --       18,631     13,660      9,558
                             ---------  ---------  ---------  -----------  ---------  ---------
    Net realized gain
      (loss)................        --         --         --      377,551     83,661    130,288
  Net unrealized gain
    (loss)..................        --         --         --    1,740,965    523,125    330,836
                             ---------  ---------  ---------  -----------  ---------  ---------
    Net realized and
      unrealized gain
      (loss)................        --         --         --    2,118,516    606,786    461,124
                             ---------  ---------  ---------  -----------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 323,766  $ 215,525  $ 194,145  $ 2,169,404  $ 638,242  $ 455,673
                             ---------  ---------  ---------  -----------  ---------  ---------
                             ---------  ---------  ---------  -----------  ---------  ---------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                       GOVERNMENT BOND                  SELECT AGGRESSIVE GROWTH
                                        FOR THE YEAR                          FOR THE YEAR
                                            ENDED                                 ENDED
                                        DECEMBER 31,                          DECEMBER 31,
                             -----------------------------------  -------------------------------------
                               1997        1996         1995         1997         1996         1995
                             ---------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends................. $ 104,946  $    86,148  $    74,840  $        --  $        --  $        --
                             ---------  -----------  -----------  -----------  -----------  -----------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    11,118        9,827       11,239      143,062       92,527       67,216
  Administrative expense
    fees....................     3,088        2,730        3,122       39,742       25,703       18,671
                             ---------  -----------  -----------  -----------  -----------  -----------
    Total expenses..........    14,206       12,557       14,361      182,804      118,230       85,887
                             ---------  -----------  -----------  -----------  -----------  -----------

  Net investment income
    (loss)..................    90,740       73,591       60,479     (182,804)    (118,230)     (85,887)
                             ---------  -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......        --           --           --    2,145,475    1,196,236           --
  Net realized gain (loss)
    from sales of
    investments.............    (3,012)      (2,403)     (13,206)      85,955       52,019        9,893
                             ---------  -----------  -----------  -----------  -----------  -----------
    Net realized gain
      (loss)................    (3,012)      (2,403)     (13,206)   2,231,430    1,248,255        9,893
  Net unrealized gain
    (loss)..................    21,888      (32,151)      94,918    1,740,371      983,776    2,062,137
                             ---------  -----------  -----------  -----------  -----------  -----------
    Net realized and
      unrealized gain
      (loss)................    18,876      (34,554)      81,712    3,971,801    2,232,031    2,072,030
                             ---------  -----------  -----------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............ $ 109,616  $    39,037  $   142,191  $ 3,788,997  $ 2,113,801  $ 1,986,143
                             ---------  -----------  -----------  -----------  -----------  -----------
                             ---------  -----------  -----------  -----------  -----------  -----------

                                       SELECT GROWTH                SELECT GROWTH AND INCOME
                                       FOR THE YEAR                       FOR THE YEAR
                                           ENDED                              ENDED
                                       DECEMBER 31,                       DECEMBER 31,
                             ---------------------------------  ---------------------------------
                                1997        1996       1995        1997        1996       1995
                             -----------  ---------  ---------  -----------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $    39,996  $  17,349  $     432  $   110,140  $  65,013  $  43,005
                             -----------  ---------  ---------  -----------  ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................      61,074     27,144     20,827       51,419     29,966     22,472
  Administrative expense
    fees....................      16,966      7,540      5,786       14,284      8,324      6,242
                             -----------  ---------  ---------  -----------  ---------  ---------
    Total expenses..........      78,040     34,684     26,613       65,703     38,290     28,714
                             -----------  ---------  ---------  -----------  ---------  ---------
  Net investment income
    (loss)..................     (38,044)   (17,335)   (26,181)      44,437     26,723     14,291
                             -----------  ---------  ---------  -----------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......     704,995    830,250         --      875,928    411,607    126,190
  Net realized gain (loss)
    from sales of
    investments.............      15,462     35,539     13,636       25,787     30,955      6,805
                             -----------  ---------  ---------  -----------  ---------  ---------
    Net realized gain
      (loss)................     720,457    865,789     13,636      901,715    442,562    132,995
  Net unrealized gain
    (loss)..................   1,960,237    (97,967)   447,503      593,928    357,212    488,877
                             -----------  ---------  ---------  -----------  ---------  ---------
    Net realized and
      unrealized gain
      (loss)................   2,680,694    767,822    461,139    1,495,643    799,774    621,872
                             -----------  ---------  ---------  -----------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 2,642,650  $ 750,487  $ 434,958  $ 1,540,080  $ 826,497  $ 636,163
                             -----------  ---------  ---------  -----------  ---------  ---------
                             -----------  ---------  ---------  -----------  ---------  ---------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                  SELECT INTERNATIONAL
                                 SELECT VALUE OPPORTUNITY**              EQUITY
                                        FOR THE YEAR                  FOR THE YEAR
                                            ENDED                        ENDED
                                        DECEMBER 31,                  DECEMBER 31,
                             -----------------------------------  --------------------
                                1997         1996        1995       1997       1996
                             -----------  -----------  ---------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $    76,994  $    53,312  $  29,297  $ 276,917  $ 119,061
                             -----------  -----------  ---------  ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................      66,512       38,196     29,314     60,368     25,452
  Administrative expense
    fees....................      18,476       10,611      8,142     16,769      7,070
                             -----------  -----------  ---------  ---------  ---------
    Total expenses..........      84,988       48,807     37,456     77,137     32,522
                             -----------  -----------  ---------  ---------  ---------

  Net investment income
    (loss)..................      (7,994)       4,505     (8,159)   199,780     86,539
                             -----------  -----------  ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   1,853,239      338,499    109,702    385,980     14,019
  Net realized gain (loss)
    from sales of
    investments.............      31,580       19,554     10,514     21,396      3,792
                             -----------  -----------  ---------  ---------  ---------
    Net realized gain
      (loss)................   1,884,819      358,053    120,216    407,376     17,811
  Net unrealized gain
    (loss)..................     400,302      994,751    385,149   (359,194)   719,795
                             -----------  -----------  ---------  ---------  ---------
    Net realized and
      unrealized gain
      (loss)................   2,285,121    1,352,804    505,365     48,182    737,606
                             -----------  -----------  ---------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 2,277,127  $ 1,357,309  $ 497,206  $ 247,962  $ 824,145
                             -----------  -----------  ---------  ---------  ---------
                             -----------  -----------  ---------  ---------  ---------


                                                SELECT CAPITAL APPRECIATION               FIDELITY VIP HIGH INCOME
                                             FOR THE YEAR                                       FOR THE YEAR
                                                ENDED                                               ENDED
                                             DECEMBER 31,          FOR THE PERIOD               DECEMBER 31,
                                        ----------------------      4/28/95* TO       ---------------------------------
                               1995        1997        1996           12/31/95           1997        1996       1995
                             ---------  -----------  ---------  --------------------  -----------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $  20,203  $        --  $      --        $17,885         $   559,997  $ 350,078  $ 177,656
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    10,284       44,096     17,100          1,885              62,697     39,682     30,208
  Administrative expense
    fees....................     2,857       12,249      4,750            524              17,417     11,023      8,391
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
    Total expenses..........    13,141       56,345     21,850          2,409              80,114     50,705     38,599
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
  Net investment income
    (loss)..................     7,062      (56,345)   (21,850)        15,476             479,883    299,373    139,057
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......     7,587           --      7,014             --              69,213     68,494         --
  Net realized gain (loss)
    from sales of
    investments.............     7,234       29,423      7,676             94              13,499     20,404      1,925
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
    Net realized gain
      (loss)................    14,821       29,423     14,690             94              82,712     88,898      1,925
  Net unrealized gain
    (loss)..................   170,527    1,139,908     64,919         64,003             990,433    319,076    422,411
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
    Net realized and
      unrealized gain
      (loss)................   185,348    1,169,331     79,609         64,097           1,073,145    407,974    424,336
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 192,410  $ 1,112,986  $  57,759        $79,573         $ 1,553,028  $ 707,347  $ 563,393
                             ---------  -----------  ---------        -------         -----------  ---------  ---------
                             ---------  -----------  ---------        -------         -----------  ---------  ---------

*   Date of initial investment.

**  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                  FIDELITY VIP EQUITY-INCOME                 FIDELITY VIP GROWTH
                                FOR THE YEAR ENDED DECEMBER 31,        FOR THE YEAR ENDED DECEMBER 31,
                             -------------------------------------  -------------------------------------
                                1997         1996         1995         1997         1996         1995
                             -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME:
  Dividends................. $   471,623  $    27,058  $   301,374  $   179,959  $    45,598  $    46,838
                             -----------  -----------  -----------  -----------  -----------  -----------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................     215,740      144,230      110,955      202,868      142,781      111,534
  Administrative expense
    fees....................      59,931       40,066       30,821       56,355       39,664       30,982
                             -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses..........     275,671      184,296      141,776      259,223      182,445      142,516
                             -----------  -----------  -----------  -----------  -----------  -----------

  Net investment income
    (loss)..................     195,952     (157,238)     159,598      (79,264)    (136,847)     (95,678)
                             -----------  -----------  -----------  -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   2,371,217      775,651      441,909      805,529    1,151,351           --
  Net realized gain (loss)
    from sales of
    investments.............      89,970       43,028        7,785      102,342       38,097        9,207
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net realized gain
      (loss)................   2,461,187      818,679      449,694      907,871    1,189,448        9,207
  Net unrealized gain
    (loss)..................   5,395,541    2,101,563    2,929,112    5,592,661    1,555,911    3,349,417
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net realized and
      unrealized gain
      (loss)................   7,856,728    2,920,242    3,378,806    6,500,532    2,745,359    3,358,624
                             -----------  -----------  -----------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............ $ 8,052,680  $ 2,763,004  $ 3,538,404  $ 6,421,268  $ 2,608,512  $ 3,262,946
                             -----------  -----------  -----------  -----------  -----------  -----------
                             -----------  -----------  -----------  -----------  -----------  -----------


                                  FIDELITY VIP OVERSEAS
                             FOR THE YEAR ENDED DECEMBER 31,
                             -------------------------------
                               1997       1996       1995
                             ---------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $ 164,581  $  85,914  $  19,971
                             ---------  ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    63,163     57,395     56,407
  Administrative expense
    fees....................    17,547     15,944     15,669
                             ---------  ---------  ---------
    Total expenses..........    80,710     73,339     72,076
                             ---------  ---------  ---------
  Net investment income
    (loss)..................    83,871     12,575    (52,105)
                             ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   653,336     94,506     19,972
  Net realized gain (loss)
    from sales of
    investments.............   137,675     66,545     16,418
                             ---------  ---------  ---------
    Net realized gain
      (loss)................   791,011    161,051     36,390
  Net unrealized gain
    (loss)..................   100,802    804,672    573,790
                             ---------  ---------  ---------
    Net realized and
      unrealized gain
      (loss)................   891,813    965,723    610,180
                             ---------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 975,684  $ 978,298  $ 558,075
                             ---------  ---------  ---------
                             ---------  ---------  ---------


                                     FIDELITY VIP II
                                      ASSET MANAGER
                             FOR THE YEAR ENDED DECEMBER 31,
                             -------------------------------
                               1997       1996       1995
                             ---------  ---------  ---------
INVESTMENT INCOME:
  Dividends................. $  74,088  $  57,493  $  20,108
                             ---------  ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    17,355     12,103     11,899
  Administrative expense
    fees....................     4,822      3,362      3,305
                             ---------  ---------  ---------
    Total expenses..........    22,177     15,465     15,204
                             ---------  ---------  ---------
  Net investment income
    (loss)..................    51,911     42,028      4,904
                             ---------  ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......   185,848     47,406         --
  Net realized gain (loss)
    from sales of
    investments.............    18,276     25,651     11,836
                             ---------  ---------  ---------
    Net realized gain
      (loss)................   204,124     73,057     11,836
  Net unrealized gain
    (loss)..................   230,651    117,171    184,941
                             ---------  ---------  ---------
    Net realized and
      unrealized gain
      (loss)................   434,775    190,228    196,777
                             ---------  ---------  ---------
    Net increase in net
      assets from
      operations............ $ 486,686  $ 232,256  $ 201,681
                             ---------  ---------  ---------
                             ---------  ---------  ---------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                              DGPF
                                                                            INTERNATIONAL
                                                                            EQUITY
                                                                             FOR THE
                                   T. ROWE PRICE INTERNATIONAL STOCK          YEAR
                                 FOR THE YEAR                                 ENDED
                                    ENDED                                   DECEMBER
                                 DECEMBER 31,          FOR THE PERIOD          31,
                             --------------------        6/21/95* TO        ---------
                               1997       1996            12/31/95            1997
                             ---------  ---------  -----------------------  ---------
INVESTMENT INCOME:
  Dividends................. $  37,234  $  17,766         $     --          $ 197,248
                             ---------  ---------          -------          ---------

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    19,910      6,461              882             43,126
  Administrative expense
    fees....................     5,530      1,795              245             11,980
                             ---------  ---------          -------          ---------
    Total expenses..........    25,440      8,256            1,127             55,106
                             ---------  ---------          -------          ---------

  Net investment income
    (loss)..................    11,794      9,510           (1,127)           142,142
                             ---------  ---------          -------          ---------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......    52,748     10,233               --                 --
  Net realized gain (loss)
    from sales of
    investments.............     7,824      6,686              (76)            38,749
                             ---------  ---------          -------          ---------
    Net realized gain
     (loss).................    60,572     16,919              (76)            38,749
  Net unrealized gain
    (loss)..................   (67,400)   106,328           13,064            102,792
                             ---------  ---------          -------          ---------
    Net realized and
     unrealized gain
     (loss).................    (6,828)   123,247           12,988            141,541
                             ---------  ---------          -------          ---------
    Net increase in net
     assets from
     operations............. $   4,966  $ 132,757          $11,861          $ 283,683
                             ---------  ---------          -------          ---------
                             ---------  ---------          -------          ---------


                               1996       1995
                             ---------  ---------
INVESTMENT INCOME:
  Dividends................. $ 105,224  $  32,943
                             ---------  ---------
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees....................    27,458     21,047
  Administrative expense
    fees....................     7,627      5,846
                             ---------  ---------
    Total expenses..........    35,085     26,893
                             ---------  ---------
  Net investment income
    (loss)..................    70,139      6,050
                             ---------  ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors......    28,310     12,354
  Net realized gain (loss)
    from sales of
    investments.............    27,242      2,810
                             ---------  ---------
    Net realized gain
     (loss).................    55,552     15,164
  Net unrealized gain
    (loss)..................   593,576    266,755
                             ---------  ---------
    Net realized and
     unrealized gain
     (loss).................   649,128    281,919
                             ---------  ---------
    Net increase in net
     assets from
     operations............. $ 719,267  $ 287,969
                             ---------  ---------
                             ---------  ---------

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             GROWTH                          INVESTMENT GRADE INCOME
                                           YEAR ENDED                              YEAR ENDED
                                          DECEMBER 31,                            DECEMBER 31,
                             ---------------------------------------  -------------------------------------
                                 1997          1996         1995         1997         1996         1995
                             ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    134,574  $    122,797  $    69,070  $   358,259  $   284,109  $   201,241
    Net realized gain
      (loss)................    3,817,039     1,138,814      542,475        4,905        3,288         (901)
    Net unrealized gain
      (loss)................     (302,672)      475,209      787,522      157,561     (130,047)     324,379
                             ------------  ------------  -----------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............    3,648,941     1,736,820    1,399,067      520,725      157,350      524,719
                             ------------  ------------  -----------  -----------  -----------  -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............    5,187,881     3,576,337    2,087,620    1,556,516    1,593,863    1,270,897
    Terminations............     (288,326)     (163,133)     (71,002)    (144,261)    (160,699)     (63,109)
    Insurance and other
      charges...............   (1,328,256)     (794,780)    (529,201)    (479,054)    (443,364)    (387,658)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    4,045,176     1,335,293      788,786     (195,265)     283,487      164,011
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --            --           --           --           --           --
                             ------------  ------------  -----------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    7,616,475     3,953,717    2,276,203      737,936    1,273,287      984,141
                             ------------  ------------  -----------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets.........   11,265,416     5,690,537    3,675,270    1,258,661    1,430,637    1,508,860

NET ASSETS:
  Beginning of period.......   12,919,873     7,229,336    3,554,066    5,713,521    4,282,884    2,774,024
                             ------------  ------------  -----------  -----------  -----------  -----------
  End of period............. $ 24,185,289  $ 12,919,873  $ 7,229,336  $ 6,972,182  $ 5,713,521  $ 4,282,884
                             ------------  ------------  -----------  -----------  -----------  -----------
                             ------------  ------------  -----------  -----------  -----------  -----------

                                         MONEY MARKET                            EQUITY INDEX
                                          YEAR ENDED                              YEAR ENDED
                                         DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------  --------------------------------------
                                1997         1996         1995          1997         1996         1995
                             -----------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   323,766  $   215,525  $   194,145  $     50,888  $    31,456  $    (5,451)
    Net realized gain
      (loss)................          --           --           --       377,551       83,661      130,288
    Net unrealized gain
      (loss)................          --           --           --     1,740,965      523,125      330,836
                             -----------  -----------  -----------  ------------  -----------  -----------
    Net increase in net
      assets from
      operations............     323,766      215,525      194,145     2,169,404      638,242      455,673
                             -----------  -----------  -----------  ------------  -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............   8,532,423    6,749,544    4,953,921     3,434,564    1,507,147      690,804
    Terminations............    (394,510)     (77,221)     (56,249)     (133,574)     (62,433)     (36,353)
    Insurance and other
      charges...............  (1,155,011)    (965,654)    (718,149)     (732,490)    (292,375)    (152,104)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....  (6,865,628)  (3,500,485)  (3,196,213)    3,869,568      823,638      238,989
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --           --           --            --           --           --
                             -----------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     117,274    2,206,184      983,310     6,438,068    1,975,977      741,336
                             -----------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets.........     441,040    2,421,709    1,177,455     8,607,472    2,614,219    1,197,009
NET ASSETS:
  Beginning of period.......   7,081,735    4,660,026    3,482,571     4,841,921    2,227,702    1,030,693
                             -----------  -----------  -----------  ------------  -----------  -----------
  End of period............. $ 7,522,775  $ 7,081,735  $ 4,660,026  $ 13,449,393  $ 4,841,921  $ 2,227,702
                             -----------  -----------  -----------  ------------  -----------  -----------
                             -----------  -----------  -----------  ------------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                        GOVERNMENT BOND                     SELECT AGGRESSIVE GROWTH
                                             YEAR                                     YEAR
                                             ENDED                                   ENDED
                                         DECEMBER 31,                             DECEMBER 31,
                             -------------------------------------  ----------------------------------------
                                1997         1996         1995          1997          1996          1995
                             -----------  -----------  -----------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    90,740  $    73,591  $    60,479  $   (182,804) $   (118,230) $    (85,887)
    Net realized gain
      (loss)................      (3,012)      (2,403)     (13,206)    2,231,430     1,248,255         9,893
    Net unrealized gain
      (loss)................      21,888      (32,151)      94,918     1,740,371       983,776     2,062,137
                             -----------  -----------  -----------  ------------  ------------  ------------
    Net increase in net
      assets from
      operations............     109,616       39,037      142,191     3,788,997     2,113,801     1,986,143
                             -----------  -----------  -----------  ------------  ------------  ------------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............     653,635      755,854      643,512     6,131,806     4,891,290     3,199,437
    Terminations............     (45,711)     (21,159)     (21,022)     (473,349)     (324,067)     (158,752)
    Insurance and other
      charges...............    (254,593)    (284,369)    (273,667)   (1,625,760)   (1,136,275)     (780,631)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    (157,204)    (210,735)    (565,064)    1,956,809     2,022,570       886,738
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --           --           --            --            --            --
                             -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........     196,127      239,591     (216,241)    5,989,506     5,453,518     3,146,792
                             -----------  -----------  -----------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets.........     305,743      278,628      (74,050)    9,778,503     7,567,319     5,132,935

NET ASSETS:
  Beginning of period.......   1,612,820    1,334,192    1,408,242    17,664,761    10,097,442     4,964,507
                             -----------  -----------  -----------  ------------  ------------  ------------
  End of period............. $ 1,918,563  $ 1,612,820  $ 1,334,192  $ 27,443,264  $ 17,664,761  $ 10,097,442
                             -----------  -----------  -----------  ------------  ------------  ------------
                             -----------  -----------  -----------  ------------  ------------  ------------

                                         SELECT GROWTH                      SELECT GROWTH AND INCOME
                                              YEAR                                    YEAR
                                             ENDED                                   ENDED
                                          DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------  --------------------------------------
                                 1997         1996         1995          1997         1996         1995
                             ------------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    (38,044) $   (17,335) $   (26,181) $     44,437  $    26,723  $    14,291
    Net realized gain
      (loss)................      720,457      865,789       13,636       901,715      442,562      132,995
    Net unrealized gain
      (loss)................    1,960,237      (97,967)     447,503       593,928      357,212      488,877
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase in net
      assets from
      operations............    2,642,650      750,487      434,958     1,540,080      826,497      636,163
                             ------------  -----------  -----------  ------------  -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............    3,046,076    1,471,312      855,190     2,186,957    1,458,393    1,013,420
    Terminations............      (99,899)    (133,417)     (46,595)     (144,681)    (115,094)     (58,542)
    Insurance and other
      charges...............     (658,772)    (305,175)    (216,864)     (596,095)    (371,473)    (257,771)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    3,001,708    1,207,033      400,438     1,393,412      756,071      321,955
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --           --           --            --           --           --
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    5,289,113    2,239,753      992,169     2,839,593    1,727,897    1,019,062
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets.........    7,931,763    2,990,240    1,427,127     4,379,673    2,554,394    1,655,225
NET ASSETS:
  Beginning of period.......    5,944,225    2,953,985    1,526,858     5,928,824    3,374,430    1,719,205
                             ------------  -----------  -----------  ------------  -----------  -----------
  End of period............. $ 13,875,988  $ 5,944,225  $ 2,953,985  $ 10,308,497  $ 5,928,824  $ 3,374,430
                             ------------  -----------  -----------  ------------  -----------  -----------
                             ------------  -----------  -----------  ------------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                   SELECT VALUE OPPORTUNITY**             SELECT INTERNATIONAL EQUITY
                                              YEAR                                    YEAR
                                             ENDED                                   ENDED
                                          DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------  --------------------------------------
                                 1997         1996         1995          1997         1996         1995
                             ------------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $     (7,994) $     4,505  $    (8,159) $    199,780  $    86,539  $     7,062
    Net realized gain
      (loss)................    1,884,819      358,053      120,216       407,376       17,811       14,821
    Net unrealized gain
      (loss)................      400,302      994,751      385,149      (359,194)     719,795      170,527
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase in net
      assets from
      operations............    2,277,127    1,357,309      497,206       247,962      824,145      192,410
                             ------------  -----------  -----------  ------------  -----------  -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............    3,004,320    1,861,028    1,411,066     3,615,659    2,183,184      841,681
    Terminations............     (191,453)    (140,220)     (60,789)     (123,443)     (48,303)     (13,798)
    Insurance and other
      charges...............     (704,362)    (422,764)    (324,932)     (736,991)    (367,224)    (136,659)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    1,860,980      979,101      416,643     2,767,585    1,767,463      781,868
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --           --           --            --         (132)          --
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    3,969,485    2,277,145    1,441,988     5,522,810    3,534,988    1,473,092
                             ------------  -----------  -----------  ------------  -----------  -----------
    Net increase (decrease)
      in net assets.........    6,246,612    3,634,454    1,939,194     5,770,772    4,359,133    1,665,502

NET ASSETS:
  Beginning of period.......    7,801,538    4,167,084    2,227,890     6,474,177    2,115,044      449,542
                             ------------  -----------  -----------  ------------  -----------  -----------
  End of period............. $ 14,048,150  $ 7,801,538  $ 4,167,084  $ 12,244,949  $ 6,474,177  $ 2,115,044
                             ------------  -----------  -----------  ------------  -----------  -----------
                             ------------  -----------  -----------  ------------  -----------  -----------

                                      SELECT CAPITAL APPRECIATION                   FIDELITY VIP HIGH INCOME
                                       YEAR                                                   YEAR
                                      ENDED                                                  ENDED
                                   DECEMBER 31,               PERIOD                      DECEMBER 31,
                             ------------------------     FROM 4/28/95*      --------------------------------------
                                1997         1996          TO 12/31/95           1997         1996         1995
                             -----------  -----------  --------------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $   (56,345) $   (21,850)       $ 15,476        $    479,883  $   299,373  $   139,057
    Net realized gain
      (loss)................      29,423       14,690              94              82,712       88,898        1,925
    Net unrealized gain
      (loss)................   1,139,908       64,919          64,003             990,433      319,076      422,411
                             -----------  -----------        --------        ------------  -----------  -----------
    Net increase in net
      assets from
      operations............   1,112,986       57,759          79,573           1,553,028      707,347      563,393
                             -----------  -----------        --------        ------------  -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............   2,762,349    2,286,232         319,705           3,060,740    2,471,469    1,664,839
    Terminations............     (81,117)     (33,966)           (792)           (250,657)    (168,885)     (75,296)
    Insurance and other
      charges...............    (661,875)    (321,105)        (30,152)           (869,264)    (620,511)    (440,883)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....     986,974    2,057,646         572,624           1,518,033      704,375      448,890
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............          --         (295)            200                  --           --           --
                             -----------  -----------        --------        ------------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........   3,006,331    3,988,512         861,585           3,458,852    2,386,448    1,597,550
                             -----------  -----------        --------        ------------  -----------  -----------
    Net increase (decrease)
      in net assets.........   4,119,317    4,046,271         941,158           5,011,880    3,093,795    2,160,943
NET ASSETS:
  Beginning of period.......   4,987,429      941,158              --           7,517,220    4,423,425    2,262,482
                             -----------  -----------        --------        ------------  -----------  -----------
  End of period............. $ 9,106,746  $ 4,987,429        $941,158        $ 12,529,100  $ 7,517,220  $ 4,423,425
                             -----------  -----------        --------        ------------  -----------  -----------
                             -----------  -----------        --------        ------------  -----------  -----------

*   Date of initial investment.

**  Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                    FIDELITY VIP EQUITY-INCOME                   FIDELITY VIP GROWTH
                                            YEAR ENDED                                YEAR ENDED
                                           DECEMBER 31,                              DECEMBER 31,
                             ----------------------------------------  ----------------------------------------
                                 1997          1996          1995          1997          1996          1995
                             ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $    195,952  $   (157,238) $    159,598  $    (79,264) $   (136,847) $    (95,678)
    Net realized gain
      (loss)................    2,461,187       818,679       449,694       907,871     1,189,448         9,207
    Net unrealized gain
      (loss)................    5,395,541     2,101,563     2,929,112     5,592,661     1,555,911     3,349,417
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase in net
      assets from
      operations............    8,052,680     2,763,004     3,538,404     6,421,268     2,608,512     3,262,946
                             ------------  ------------  ------------  ------------  ------------  ------------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............    8,345,475     7,421,307     5,056,248     7,970,339     7,554,363     5,026,577
    Terminations............     (691,960)     (502,308)     (255,845)     (729,359)     (557,319)     (266,538)
    Insurance and other
      charges...............   (2,509,855)   (1,823,775)   (1,255,073)   (2,417,623)   (1,878,817)   (1,332,572)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....    2,156,972     2,043,151     1,827,310       516,623     2,271,269     1,560,078
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --            --            --            --            --            --
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........    7,300,632     7,138,375     5,372,640     5,339,980     7,389,496     4,987,545
                             ------------  ------------  ------------  ------------  ------------  ------------
    Net increase (decrease)
      in net assets.........   15,353,312     9,901,379     8,911,044    11,761,248     9,998,008     8,250,491

NET ASSETS:
  Beginning of period.......   26,900,431    16,999,052     8,088,008    26,233,032    16,235,024     7,984,533
                             ------------  ------------  ------------  ------------  ------------  ------------
  End of period............. $ 42,253,743  $ 26,900,431  $ 16,999,052  $ 37,994,280  $ 26,233,032  $ 16,235,024
                             ------------  ------------  ------------  ------------  ------------  ------------
                             ------------  ------------  ------------  ------------  ------------  ------------

                                     FIDELITY VIP OVERSEAS               FIDELITY VIP II ASSET MANAGER
                                           YEAR ENDED                             YEAR ENDED
                                          DECEMBER 31,                           DECEMBER 31,
                             --------------------------------------  -------------------------------------
                                 1997         1996         1995         1997         1996         1995
                             ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss)................ $     83,871  $    12,575  $   (52,105) $    51,911  $    42,028  $     4,904
    Net realized gain
      (loss)................      791,011      161,051       36,390      204,124       73,057       11,836
    Net unrealized gain
      (loss)................      100,802      804,672      573,790      230,651      117,171      184,941
                             ------------  -----------  -----------  -----------  -----------  -----------
    Net increase in net
      assets from
      operations............      975,684      978,298      558,075      486,686      232,256      201,681
                             ------------  -----------  -----------  -----------  -----------  -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............    2,046,534    2,367,301    2,625,716      834,108      599,994      780,563
    Terminations............     (274,848)    (264,283)    (131,576)     (59,008)     (82,153)     (13,402)
    Insurance and other
      charges...............     (641,234)    (651,790)    (670,203)    (221,398)    (167,378)    (157,180)
    Other transfers from
      (to) the General
      Account of Allmerica
      Financial Life
      Insurance and Annuity
      Company (Sponsor).....   (1,118,668)    (363,267)      41,172      520,341      (70,110)    (132,024)
    Net increase (decrease)
      in investment by
      Allmerica Financial
      Life Insurance and
      Annuity Company
      (Sponsor).............           --           --           --           --           --           --
                             ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets from
      capital
      transactions..........       11,784    1,087,961    1,865,109    1,074,043      280,353      477,957
                             ------------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease)
      in net assets.........      987,468    2,066,259    2,423,184    1,560,729      512,609      679,638
NET ASSETS:
  Beginning of period.......    9,401,063    7,334,804    4,911,620    2,091,763    1,579,154      899,516
                             ------------  -----------  -----------  -----------  -----------  -----------
  End of period............. $ 10,388,531  $ 9,401,063  $ 7,334,804  $ 3,652,492  $ 2,091,763  $ 1,579,154
                             ------------  -----------  -----------  -----------  -----------  -----------
                             ------------  -----------  -----------  -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                DGPF INTERNATIONAL
                                   T. ROWE PRICE INTERNATIONAL STOCK                  EQUITY
                                       YEAR                                            YEAR
                                      ENDED                                           ENDED
                                   DECEMBER 31,               PERIOD               DECEMBER 31,
                             ------------------------     FROM 6/21/95*      ------------------------
                                1997         1996          TO 12/31/95          1997         1996
                             -----------  -----------  --------------------  -----------  -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
     (loss)................. $    11,794  $     9,510        $ (1,127)       $   142,142  $    70,139
    Net realized gain
     (loss).................      60,572       16,919             (76)            38,749       55,552
    Net unrealized gain
     (loss).................     (67,400)     106,328          13,064            102,792      593,576
                             -----------  -----------        --------        -----------  -----------
    Net increase in net
     assets from
     operations.............       4,966      132,757          11,861            283,683      719,267
                             -----------  -----------        --------        -----------  -----------

  FROM CAPITAL TRANSACTIONS:
    Net premiums............   1,202,548      710,635         138,207          2,108,363    1,509,158
    Terminations............     (46,171)     (15,845)             --           (125,515)     (87,745)
    Insurance and other
     charges................    (255,771)    (103,524)        (11,617)          (478,785)    (343,477)
    Other transfers from
     (to) the General
      Account of Allmerica
     Financial Life
      Insurance and Annuity
     Company (Sponsor)......   1,293,366      763,779         288,358            908,374      329,618
    Net increase (decrease)
     in investment by
      Allmerica Financial
     Life Insurance and
      Annuity Company
     (Sponsor)..............          --           --              --                 --           --
                             -----------  -----------        --------        -----------  -----------
    Net increase (decrease)
     in net assets from
      capital
     transactions...........   2,193,972    1,355,045         414,948          2,412,437    1,407,554
                             -----------  -----------        --------        -----------  -----------
    Net increase (decrease)
     in net assets..........   2,198,938    1,487,802         426,809          2,696,120    2,126,821

NET ASSETS:
  Beginning of period.......   1,914,611      426,809              --          5,259,933    3,133,112
                             -----------  -----------        --------        -----------  -----------
  End of period............. $ 4,113,549  $ 1,914,611        $426,809        $ 7,956,053  $ 5,259,933
                             -----------  -----------        --------        -----------  -----------
                             -----------  -----------        --------        -----------  -----------


                                1995
                             -----------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
     (loss)................. $     6,050
    Net realized gain
     (loss).................      15,164
    Net unrealized gain
     (loss).................     266,755
                             -----------
    Net increase in net
     assets from
     operations.............     287,969
                             -----------
  FROM CAPITAL TRANSACTIONS:
    Net premiums............   1,148,621
    Terminations............     (36,634)
    Insurance and other
     charges................    (263,542)
    Other transfers from
     (to) the General
      Account of Allmerica
     Financial Life
      Insurance and Annuity
     Company (Sponsor)......     462,270
    Net increase (decrease)
     in investment by
      Allmerica Financial
     Life Insurance and
      Annuity Company
     (Sponsor)..............          --
                             -----------
    Net increase (decrease)
     in net assets from
      capital
     transactions...........   1,310,715
                             -----------
    Net increase (decrease)
     in net assets..........   1,598,684
NET ASSETS:
  Beginning of period.......   1,534,428
                             -----------
  End of period............. $ 3,133,112
                             -----------
                             -----------

 * Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

NOTE 1 -- ORGANIZATION

The VEL II Account (VEL II) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on June 10, 1993, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL II are clearly identified and distinguished from the other assets and liabilities of the Company. VEL II cannot be charged with liabilities arising out of any other business of the Company.

VEL II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL II currently offers eighteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica, or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR), or of T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc., or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

Effective April 1, 1997, the investment portfolio of the Trust, which was formerly known as Small Cap Value Fund, changed its name to Small-Mid Cap Value Fund. At the Meeting of Shareholders of the Small Cap Value Fund, held on March 18, 1997, shareholders approved the name change and the revisions in the investment objective of the Fund from investing primarily in small cap value stocks to investing primarily in small and mid-cap value stocks. Effective January 9, 1998, this portfolio changed its name to Select Value Opportunity Fund.

Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, or DGPF. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, or DGPF at net asset value.

FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL II. Therefore, no provision for income taxes has been charged against VEL II.

                                 VEL II ACCOUNT

                               DECEMBER 31, 1997

NOTE 3 -- INVESTMENTS

The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF at December 31, 1997 were as follows:

                                                                  PORTFOLIO INFORMATION
                                                         ---------------------------------------
                                                                                       NET ASSET
                                                          NUMBER OF      AGGREGATE       VALUE
INVESTMENT PORTFOLIO                                        SHARES          COST       PER SHARE
-------------------------------------------------------  ------------   ------------   ---------
ALLMERICA INVESTMENT TRUST:
  Growth...............................................   10,010,468    $ 23,506,511    $ 2.416
  Investment Grade Income..............................    6,269,947       6,809,489      1.112
  Money Market.........................................    7,522,775       7,522,775      1.000
  Equity Index.........................................    4,885,359      10,872,925      2.753
  Government Bond......................................    1,832,438       1,916,370      1.047
  Select Aggressive Growth.............................   12,334,051      22,699,734      2.225
  Select Growth........................................    7,662,058      11,580,806      1.811
  Select Growth and Income.............................    6,642,073       8,936,463      1.552
  Select Value Opportunity*............................    8,639,699      12,349,304      1.626
  Select International Equity..........................    9,131,207      11,726,885      1.341
  Select Capital Appreciation..........................    5,366,379       7,837,916      1.697
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  High Income..........................................      922,614      10,868,335     13.580
  Equity-Income........................................    1,740,269      31,778,315     24.280
  Growth...............................................    1,024,105      27,443,678     37.100
  Overseas.............................................      541,069       8,960,683     19.200
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager........................................      202,804       3,142,767     18.010
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock..................................      322,885       4,061,556     12.740
DELAWARE GROUP PREMIUM FUND, INC.:
  DGPF International Equity............................      512,632       6,994,666     15.520

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge of $5. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the years ended December 31, 1997, 1996, and 1995, these monthly deductions from Sub-Account policy values amounted to $16,327,180, $11,293,811, and $7,938,857, respectively. These amounts are included on the statements of changes in net assets in Insurance and other charges.

                                 VEL II ACCOUNT

                               DECEMBER 31, 1997

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

Effective March 21, 1996, the Company makes a charge of .65% (previously .90%) per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The total mortality and expense risks charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 1.275% per annum. Effective May 21, 1996, the Company also charges each Sub-Account .15% (previously .25%) per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values and paid to the Company on a daily basis.

Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of VEL II, and does not receive any compensation for sales of VEL II policies. Commissions are paid to registered representatives of Allmerica Investments and certain independent broker-dealers by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1997, 1996, and 1995, the Company received $1,478,536, $1,697,182, and $692,673, respectively, for surrender charges applicable to VEL II.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL II satisfies the current requirements of the regulations, and it intends that VEL II will continue to meet such requirements.

                                 VEL II ACCOUNT

                               DECEMBER 31, 1997

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF shares by VEL II during the year ended December 31, 1997 were as follows:

INVESTMENT PORTFOLIO                                                 PURCHASES      SALES
------------------------------------------------------------------  -----------  -----------
ALLMERICA INVESTMENT TRUST:
  Growth..........................................................  $11,643,736  $    89,353
  Investment Grade Income.........................................    1,561,144      464,947
  Money Market....................................................   10,215,192    9,774,152
  Equity Index....................................................    6,944,085       96,209
  Government Bond.................................................      936,999      650,133
  Select Aggressive Growth........................................    8,286,191      334,014
  Select Growth...................................................    6,048,453       92,390
  Select Growth and Income........................................    3,910,253      150,295
  Select Value Opportunity*.......................................    5,968,833      154,104
  Select International Equity.....................................    6,344,893      236,324
  Select Capital Appreciation.....................................    3,372,536      422,550
FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
  High Income.....................................................    4,171,646      163,698
  Equity-Income...................................................   10,324,654      456,852
  Growth..........................................................    6,495,494      429,249
  Overseas........................................................    1,845,693    1,096,702
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
  Asset Manager...................................................    1,517,230      205,429
T. ROWE PRICE INTERNATIONAL SERIES, INC.:
  International Stock.............................................    2,385,322      126,809
DELAWARE GROUP PREMIUM FUND, INC.:
  DGPF International Equity.......................................    2,773,949      219,370
                                                                    -----------  -----------
Totals............................................................  $94,746,303  $15,162,580
                                                                    -----------  -----------
                                                                    -----------  -----------

* Name changed. See Note 1.

                                   APPENDIX A
                               OPTIONAL BENEFITS


This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent. Certain riders may not be available in all states.


The following supplemental benefits are available for issue under the Policy for an additional charge.

WAIVER OF PREMIUM RIDER

    This rider provides that during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.


GUARANTEED DEATH BENEFIT RIDER



    This rider, WHICH IS AVAILABLE ONLY AT ISSUE, (a) guarantees that your policy will not lapse regardless of the Performance of the Separate Account and (b) provides a guaranteed net death benefit. See "THE POLICY," "Guaranteed Death Benefit Rider."

                                   APPENDIX B
                         DEATH PROCEEDS PAYMENT OPTIONS

PAYMENT OPTIONS

Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that otherwise would be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

    - the rate in the Policy for the applicable payment option.


The following payment options currently are available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.


Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi- annually, quarterly or monthly.

Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen.
           Depending upon this choice, payments will end:

      (1)  upon the death of the payee, with no further payments due (Life Annuity), or

      (2)  upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund),

      (3)  upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the
           Company each year, but which will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3 1/2%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

      (1)  in the same amount as the original amount;

      (2)  in an amount equal to 2/3 of the original amount; or

      (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the written request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the written request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. Should a payee under Option B or E die prior to the due date of the second monthly payment, however, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND
                              ACCUMULATED PREMIUMS


The following tables illustrate the way in which the Policy's Sum Insured and Policy Value could vary over an extended period of time.



ASSUMPTIONS



The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrate the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.



The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).



The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.



The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.



DEDUCTIONS FOR CHARGES



The amounts shown for the Death Proceeds and the Policy Values take into account the deduction from premium for the tax expense charge, the Monthly Deduction from Policy Value, and the daily charge against the Separate Account for mortality and expense risks and the Separate Account administrative charge for the first ten Policy years. In the Current Cost of Insurance tables, the Separate Account charges are equivalent to an effective annual rate of 0.80% of the average daily value of the assets in the Separate Account in the first ten Policy Years, and 0.65% thereafter. In the Guaranteed Cost of Insurance Charges tables, the Separate Account charges are equivalent to an effective annual rate of 1.15% of the average daily value of the assets in the Separate Account in the first ten Policy Years, and 0.90% thereafter.



EXPENSES OF THE UNDERLYING FUNDS



The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Fund. The actual fees and expenses of each Underlying Fund vary, and, in 1997, ranged from an annual rate of 0.35% to an annual rate of 2.00% of average daily net assets. The fees and expenses associated with the Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Policy Value among the Sub-Accounts.



AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.50% for the Select International Equity Fund, 1.25% for the Select Value Opportunity Fund, 1.20% for the Growth Fund and Select Growth Fund, 1.10% for the

Select Growth and Income, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997. These limitations may be terminated at any time.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser. These limitations may be terminated at any time.



Effective July 1, 1997, Delaware International Advisers Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.80% that expired on June 30, 1997. The new limitation will be in effect through October 31, 1998. In 1997, the actual ratio of total annual expenses of the International Equity Series was 0.85%.



NET ANNUAL RATES OF INVESTMENT



In the Current Cost of Insurance Tables, taking into account the mortality and expense risk charge (0.65% and the Separate Account administrative charge (0.15% in the first ten policy years) and the assumed charge for Underlying Fund advisory fees and operating expenses (0.85%), the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of (-1.65%), 4.35%, 10.35%, respectively, during the first ten Policy years and (-1.50%), 4.50% and 10.50%, respectively, thereafter.



In the Guaranteed Cost of Insurance Tables, taking into account the guaranteed mortality and expense risk charge (0.90%), the guaranteed VEL II Account administrative charge (0.25% in the first ten policy years) and the assumed charge for Underlying Fund advisory fees and operating expenses (0.85%), the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of (-2.00%), 4.00%, 10.00%, respectively, during the first ten Policy years and (-1.75%), 4.25% and 10.25%, respectively, thereafter.



The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. If in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.



UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.



TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY


                                                          MALE NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES


         PREMIUMS         HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS    GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ----------------------------  -----------------------------      GROSS INVESTMENT RETURN
           AT 5%                POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   -------  -------  ---------   --------  -------  ---------  ---------  ---------
   1       4,410           0     3,200   250,000        75      3,418   250,000       293      3,636     250,000
   2       9,041       2,566     6,301   250,000     3,203      6,937   250,000     3,866      7,601     250,000
   3      13,903       3,688     9,287   250,000     4,948     10,546   250,000     6,315     11,913     250,000
   4      19,008       6,786    12,161   250,000     8,876     14,251   250,000    11,237     16,612     250,000
   5      24,368       9,883    14,921   250,000    13,014     18,052   250,000    16,698     21,736     250,000
   6      29,996      12,849    17,552   250,000    17,236     21,939   250,000    22,614     27,317     250,000
   7      35,906      15,701    20,068   250,000    21,562     25,929   250,000    29,052     33,419     250,000
   8      42,112      18,435    22,466   250,000    25,994     30,024   250,000    36,067     40,098     250,000
   9      48,627      21,052    24,747   250,000    30,536     34,231   250,000    43,725     47,420     250,000
   10     55,469      23,537    26,897   250,000    35,182     38,542   250,000    52,087     55,446     250,000
   11     62,652      26,397    29,084   250,000    40,458     43,145   250,000    61,773     64,460     250,000
   12     70,195      29,131    31,146   250,000    45,868     47,883   250,000    72,373     74,389     250,000
   13     78,114      31,721    33,064   250,000    51,404     52,748   250,000    83,984     85,328     250,000
   14     86,430      34,156    34,828   250,000    57,067     57,739   250,000    96,723     97,395     250,000
   15     95,161      36,422    36,422   250,000    62,852     62,852   250,000   110,720    110,720     250,000
   16    104,330      37,861    37,861   250,000    68,112     68,112   250,000   125,477    125,477     250,000
   17    113,956      39,125    39,125   250,000    73,515     73,515   250,000   141,838    141,838     250,000
   18    124,064      40,195    40,195   250,000    79,058     79,058   250,000   160,007    160,007     250,000
   19    134,677      41,027    41,027   250,000    84,722     84,722   250,000   180,212    180,212     250,000
   20    145,821      41,647    41,647   250,000    90,544     90,544   250,000   202,749    202,749     250,000
 Age 60   95,161      36,422    36,422   250,000    62,852     62,852   250,000   110,720    110,720     250,000
 Age 65  145,821      41,647    41,647   250,000    90,544     90,544   250,000   202,749    202,749     250,000
 Age 70  210,477      40,696    40,696   250,000   122,197    122,197   250,000   355,914    355,914     412,861
 Age 75  292,995      30,366    30,366   250,000   159,685    159,685   250,000   605,316    605,316     647,688


(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY


                                                          MALE NON-SMOKER AGE 45

                                                SPECIFIED FACE AMOUNT = $250,000

                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES


         PREMIUMS          HYPOTHETICAL 0%                HYPOTHETICAL 6%
         PAID PLUS     GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN            HYPOTHETICAL 12%
         INTEREST   ------------------------------  ----------------------------      GROSS INVESTMENT RETURN
           AT 5%                 POLICY                         POLICY            -------------------------------
 POLICY  PER YEAR   SURRENDER    VALUE     DEATH    SURRENDER    VALUE    DEATH   SURRENDER   POLICY      DEATH
  YEAR      (1)       VALUE       (2)     BENEFIT     VALUE       (2)    BENEFIT    VALUE    VALUE (2)   BENEFIT
 ------  ---------  ---------   --------  --------  ---------   -------  -------  ---------  ---------  ---------
   1       4,410           0      3,089    250,000         0     3,304   250,000       176      3,519     250,000
   2       9,041       2,314      6,049    250,000     2,936     6,671   250,000     3,586      7,321     250,000
   3      13,903       3,281      8,880    250,000     4,504    10,102   250,000     5,831     11,430     250,000
   4      19,008       6,206     11,581    250,000     8,222    13,596   250,000    10,501     15,875     250,000
   5      24,368       9,109     14,147    250,000    12,110    17,149   250,000    15,645     20,684     250,000
   6      29,996      11,876     16,579    250,000    16,057    20,759   250,000    21,189     25,891     250,000
   7      35,906      14,497     18,863    250,000    20,051    24,418   250,000    27,159     31,526     250,000
   8      42,112      16,959     20,990    250,000    24,082    28,113   250,000    33,590     37,620     250,000
   9      48,627      19,255     22,950    250,000    28,142    31,837   250,000    40,521     44,216     250,000
   10     55,469      21,369     24,728    250,000    32,216    35,575   250,000    47,993     51,352     250,000
   11     62,652      23,697     26,385    250,000    36,728    39,415   250,000    56,531     59,218     250,000
   12     70,195      25,824     27,839    250,000    41,247    43,262   250,000    65,754     67,770     250,000
   13     78,114      27,743     29,087    250,000    45,769    47,113   250,000    75,743     77,086     250,000
   14     86,430      29,444     30,115    250,000    50,287    50,959   250,000    86,584     87,255     250,000
   15     95,161      30,903     30,903    250,000    54,783    54,783   250,000    98,372     98,372     250,000
   16    104,330      31,428     31,428    250,000    58,570    58,570   250,000   110,547    110,547     250,000
   17    113,956      31,665     31,665    250,000    62,299    62,299   250,000   123,912    123,912     250,000
   18    124,064      31,577     31,577    250,000    65,944    65,944   250,000   138,617    138,617     250,000
   19    134,677      31,118     31,118    250,000    69,470    69,470   250,000   154,842    154,842     250,000
   20    145,821      30,241     30,241    250,000    72,842    72,842   250,000   172,804    172,804     250,000
 Age 60   95,161      30,903     30,903    250,000    54,783    54,783   250,000    98,372     98,372     250,000
 Age 65  142,821      30,241     30,241    250,000    72,842    72,842   250,000   172,804    172,804     250,000
 Age 70  210,477      17,834     17,834    250,000    86,272    86,272   250,000   295,454    295,454     342,726
 Age 75  292,995           0    (17,264 )  250,000    88,139    88,139   250,000   488,521    488,521     522,717



(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.



(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value



THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGEE 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY



                                                          MALE NON-SMOKER AGE 30



                                                 SPECIFIED FACE AMOUNT = $75,000



                                                            SUM INSURED OPTION 2



                       CURRENT COST OF INSURANCE CHARGES



         PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%
         PAID PLUS       GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN                   HYPOTHETICAL 12%
         INTEREST     ------------------------------  -------------------------------           GROSS INVESTMENT RETURN
           AT 5%                  POLICY                           POLICY                --------------------------------------
 POLICY  PER YEAR     SURRENDER    VALUE      DEATH   SURRENDER    VALUE       DEATH     SURRENDER       POLICY        DEATH
  YEAR      (1)         VALUE       (2)      BENEFIT    VALUE       (2)       BENEFIT      VALUE        VALUE (2)     BENEFIT
 ------  ---------    ---------   -------    -------  ---------   --------    -------    ----------     ---------    ----------
   1       1,470           283     1,178     76,178        359      1,254      76,254          435          1,331        76,331
   2       3,014         1,312     2,333     77,333      1,538      2,559      77,559        1,774          2,795        77,795
   3       4,634         2,398     3,465     78,465      2,850      3,917      78,917        3,339          4,407        79,407
   4       6,336         3,549     4,574     79,574      4,305      5,329      80,329        5,156          6,180        81,180
   5       8,123         4,699     5,659     80,659      5,837      6,797      81,797        7,171          8,132        83,132
   6       9,999         5,825     6,721     81,721      7,427      8,324      83,324        9,383         10,280        85,280
   7      11,969         6,927     7,759     82,759      9,077      9,910      84,910       11,810         12,643        87,643
   8      14,037         8,000     8,768     83,768     10,784     11,553      86,553       14,470         15,238        90,238
   9      16,209         9,049     9,753     84,753     12,555     13,260      88,260       17,390         18,094        93,094
   10     18,490        10,062    10,703     85,703     14,381     15,021      90,021       20,585         21,226        96,226
   11     20,884        11,161    11,673     86,673     16,390     16,903      91,903       24,222         24,735        99,735
   12     23,398        12,237    12,621     87,621     18,476     18,860      93,860       28,219         28,603       103,603
   13     26,038        13,287    13,544     88,544     20,638     20,895      95,895       32,610         32,866       107,866
   14     28,810        14,312    14,440     89,440     22,880     23,008      98,008       37,436         37,564       112,564
   15     31,720        15,309    15,309     90,309     25,201     25,201     100,201       42,740         42,740       117,740
   16     34,777        16,147    16,147     91,147     27,476     27,476     102,476       48,441         48,441       123,441
   17     37,985        16,950    16,950     91,950     29,829     29,829     104,829       54,715         54,715       129,715
   18     41,355        17,714    17,714     92,714     32,261     32,261     107,261       61,621         61,621       136,621
   19     44,892        18,440    18,440     93,440     34,775     34,775     109,775       69,223         69,223       144,223
   20     48,607        19,126    19,126     94,126     37,371     37,371     112,371       77,592         77,592       152,592
 Age 60   97,665        23,624    23,624     98,624     68,489     68,489     143,489      225,810        225,810       302,586
 Age 65  132,771        23,633    23,633     98,633     87,621     87,621     162,621      374,826        374,826       457,288
 Age 70  177,576        21,275    21,275     96,275    108,731    108,731     183,731      615,951        615,951       714,503
 Age 75  234,759        15,583    15,583     90,583    131,003    131,003     206,003    1,007,907      1,007,907     1,082,907



(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.



(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value



THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          VARI-EXCEPTIONAL LIFE POLICY



                                                          MALE NON-SMOKER AGE 30



                                                 SPECIFIED FACE AMOUNT = $75,000



                                                            SUM INSURED OPTION 2



                      GUARANTEED COST OF INSURANCE CHARGES



         PREMIUMS         HYPOTHETICAL 0%               HYPOTHETICAL 6%               HYPOTHETICAL 12%
         PAID PLUS    GROSS INVESTMENT RETURN       GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
         INTEREST   ----------------------------  ----------------------------  -----------------------------
           AT 5%                POLICY                        POLICY                         POLICY
 POLICY  PER YEAR   SURRENDER    VALUE    DEATH   SURRENDER    VALUE    DEATH   SURRENDER    VALUE     DEATH
  YEAR      (1)       VALUE       (2)    BENEFIT    VALUE       (2)    BENEFIT    VALUE       (2)     BENEFIT
 ------  ---------  ---------   -------  -------  ---------   -------  -------  ---------   --------  -------
   1       1,470         258     1,153   76,153        333     1,229    76,229       409      1,304    76,304
   2       3,014       1,255     2,276   77,276      1,478     2,499    77,499     1,710      2,732    77,732
   3       4,634       2,304     3,371   78,371      2,747     3,814    78,814     3,227      4,294    79,294
   4       6,336       3,411     4,436   79,436      4,148     5,173    80,173     4,979      6,003    81,003
   5       8,123       4,510     5,471   80,471      5,615     6,576    81,576     6,911      7,872    82,872
   6       9,999       5,579     6,475   81,475      7,127     8,023    83,023     9,018      9,914    84,914
   7      11,969       6,618     7,450   82,450      8,685     9,518    84,518    11,314     12,147    87,147
   8      14,037       7,625     8,393   83,393     10,289    11,058    86,058    13,817     14,585    89,585
   9      16,209       8,601     9,306   84,306     11,940    12,644    87,644    16,545     17,249    92,249
   10     18,490       9,545    10,186   85,186     13,637    14,277    89,277    19,518     20,158    95,158
   11     20,884      10,550    11,062   86,062     15,485    15,997    90,997    22,877     23,389    98,389
   12     23,398      11,523    11,907   86,907     17,386    17,770    92,770    26,541     26,925   101,925
   13     26,038      12,464    12,720   87,720     19,341    19,597    94,597    30,539     30,796   105,796
   14     28,810      13,372    13,500   88,500     21,351    21,479    96,479    34,904     35,032   110,032
   15     31,720      14,248    14,248   89,248     23,418    23,418    98,418    39,670     39,670   114,670
   16     34,777      14,962    14,962   89,962     25,413    25,413   100,413    44,746     44,746   119,746
   17     37,985      15,640    15,640   90,640     27,465    27,465   102,465    50,301     50,301   125,301
   18     41,355      16,283    16,283   91,283     29,573    29,573   104,573    56,383     56,383   131,383
   19     44,892      16,888    16,888   91,888     31,740    31,740   106,740    63,040     63,040   138,040
   20     48,607      17,455    17,455   92,455     33,964    33,964   108,964    70,328     70,328   145,328
 Age 60   97,665      20,234    20,234   95,234     58,790    58,790   133,790   193,823    193,823   268,823
 Age 65  132,771      18,601    18,601   93,601     71,880    71,880   146,880   311,606    311,606   386,606
 Age 70  177,576      13,328    13,328   88,328     83,326    83,326   158,326   495,140    495,140   574,362
 Age 75  234,759       2,191     2,191   77,191     89,820    89,820   164,820   780,502    780,502   855,502



(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.



(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause the Policy to lapse because of insufficient Policy Value



THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of the initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase as applicable:

APPLICABLE AGE   MAXIMUM GAPS    APPLICABLE AGE   MAXIMUM GAPS
--------------  ---------------  --------------  ---------------
     0-55          1.660714            68           1.290612
      56           1.632245            69           1.262143
      57           1.603776            70           1.233673
      58           1.575306            71           1.205204
      59           1.546837            72           1.176735
      60           1.518367            73           1.148265
      61           1.489898            74           1.119796
      62           1.461429            75           1.091327
      63           1.432959            76           1.062857
      64           1.404490            77           1.034388
      65           1.376020            78           1.005918
      66           1.347551            79           0.977449
      67           1.319082            80           0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS," "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
---------
0-50       The maximum surrender charge remains level for the first 40 Policy months, reduces by 0.5% for the next
           80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and     The maximum surrender charge remains level for 40 Policy months and decreases per month by the
above      percentages below:

           age 51 - 0.78% per month for 128 months
           age 52 - 0.86% per month for 116 months
           age 53 - 0.96% per month for 104 months
           age 54 - 1.09% per month for 92 months
           age 55 and over - 1.25% per month for 80 months

The Factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at
issue or       Male          Male         Female        Female
increase     Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------

    0                           8.63                        7.68
    1                           8.63                        7.70
    2                           8.78                        7.81
    3                           8.94                        7.93
    4                           9.10                        8.05
    5                           9.27                        8.18
    6                           9.46                        8.32
    7                           9.65                        8.47
    8                           9.86                        8.62
    9                          10.08                        8.78
   10                          10.31                        8.95
   11                          10.55                        9.13
   12                          10.81                        9.32
   13                          11.07                        9.51
   14                          11.34                        9.71
   15                          11.62                        9.92
   16                          11.89                       10.14
   17                          12.16                       10.36
   18            10.65         12.44          9.73         10.59
   19            10.87         12.73          9.93         10.83
   20            11.10         13.02         10.15         11.09
   21            11.34         13.33         10.37         11.35
   22            11.59         13.66         10.60         11.63
   23            11.85         14.01         10.85         11.92
   24            12.14         14.38         11.10         12.22
   25            12.44         14.77         11.37         12.54
   26            12.75         15.19         11.66         12.88
   27            13.09         15.64         11.95         13.23
   28            13.45         16.11         12.26         13.60
   29            13.83         16.62         12.59         13.99
   30            14.23         17.15         12.93         14.40
   31            14.66         17.72         13.29         14.83
   32            15.10         18.32         13.67         15.28
   33            15.58         18.96         14.07         15.75
   34            16.08         19.63         14.49         16.25
   35            16.60         20.35         14.93         16.77
   36            17.16         21.10         15.39         17.33
   37            17.75         21.89         15.88         17.91
   38            18.37         22.73         16.39         18.51
   39            19.02         23.55         16.93         19.15
   40            19.71         24.28         17.50         19.81
   41            20.44         25.04         18.09         20.51
   42            21.20         25.85         18.71         21.23
   43            22.02         26.71         19.36         21.98

 Age at
issue or       Male          Male         Female        Female
increase     Nonsmoker      Smoker       Nonsmoker      Smoker
---------  -------------  -----------  -------------  -----------
   44            22.87         27.61         20.04         22.77
   45            23.61         28.56         20.76         23.56
   46            24.36         29.57         21.52         24.23
   47            25.15         30.63         22.33         24.94
   48            26.00         31.16         23.14         24.69
   49            26.90         32.95         23.83         26.47
   50            27.85         34.21         24.57         27.31
   51            28.87         35.56         25.35         28.18
   52            29.96         36.99         26.17         29.11
   53            31.12         38.25         27.05         30.09
   54            32.56         38.25         27.95         31.12
   55            33.67         38.25         28.97         32.21
   56            34.62         38.25         29.65         32.94
   57            35.61         38.25         30.36         33.70
   58            36.65         38.25         31.11         34.49
   59            37.73         38.25         32.74         36.23
   60            38.25         38.25         32.74         36.23
   61            38.25         38.25         33.63         37.18
   62            38.25         38.25         34.57         38.18
   63            38.25         38.25         35.56         38.25
   64            38.25         38.25         36.60         38.25
   65            38.25         38.25         37.68         38.25
   66            38.25         38.25         38.25         38.25
   67            38.25         38.25         38.25         38.25
   68            38.25         38.25         38.25         38.25
   69            38.25         38.25         38.25         38.25
   70            38.25         38.25         38.25         38.25
   71            38.25         38.25         38.25         38.25
   72            38.25         38.25         38.25         38.25
   73            38.25         38.25         38.25         38.25
   74            38.25         38.25         38.25         38.25
   75            38.25         38.25         38.25         38.25
   76            38.25         38.25         38.25         38.25
   77            38.25         38.25         38.25         38.25
   78            38.25         38.25         38.25         38.25
   79            38.25         38.25         38.25         38.25
   80            38.25         38.25         38.25         38.25

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 35, non-smoker, purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

    (a) Deferred administrative charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (b) Deferred sales charge                                            $909.95
       (49% X 1.660714 GAPs)

                                                                     -----------

           TOTAL                                                       $1,759.95

    Maximum surrender charge per table on page 84 (16.60 X 100)        $1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (a) Deferred administrative charge                                   $850.00
        ($8.50/$1,000 of Face Amount)

    (b) Deferred sales charge                                             Varies
        (not to exceed 29% of Premiums received, up to one GAP, plus 9% of premiums received in excess of one GAP, but less than the maximum number of GAPs subject to the deferred sales charge)

                                                            --------------------

                                                              Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example). In this example, the maximum surrender charge would be $996.

PART II

UNDERTAKINGS AND REPRESENTATIONS


UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

The Company and its registered separate accounts which fund annuity contracts issued in connection with Section 403(b) plans have relied (a) on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code
Section 403(b)(11). The variable life insurance Policies issued by the Registrant may be issued in connection with Section 403(b) plans ("plans"), and would be subject to the same restrictions on redeemability which are applicable to annuity contracts issued to such Plans. While the Company and the Registrant are relying on the exemptions provided by Rule 6e-3(T) in connection with the issuance of the Policies in connection with the Plans, the Company and the Registrant represent that they will take the following steps in connection with the issuance of the Policies to Section 403(b) plans:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (I) the restrictions on redemption imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.
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                       CONTENTS OF THE REGISTRATION STATEMENT


This registration statement amendment comprises the following papers and documents:

The facing sheet
Cross-reference to items required by Form N-8B-2
The prospectus consisting of ____ pages
The undertaking to file reports
The undertaking pursuant to Rule 484 under the 1933 Act
Representations pursuant to Section 26(e) of the 1940 Act
Representations Concerning Withdrawal Restrictions on Section 403(b) Plans and under the Texas Optional Retirement Program
The signatures

Written consents of the following persons:

     1.   Actuarial Consent
     2.   Opinion of Counsel
     3.   Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on February 13, 1998 in Post-Effective Amendment No. 10 and is incorporated by reference herein.

          (2)  Not Applicable.

          (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. is filed herewith.

               (b) Registered Representatives/Agents Agreement is filed herewith.

               (c)  Sales Agreements with broker-dealers are filed herewith.

               (d)  Commission Schedule is filed herewith.

               (e)  General Agents Agreement

               (f)  Career Agents Agreement

          (4)  Not Applicable.

          (5) Policy and initial Policy endorsements are filed herewith. The following endorsements were previously filed in Post-Effective Amendment No. 8 on February 27, 1997 and are incorporated by reference herein:

               -    Paid up Life Insurance Option Endorsement
               -    Preferred Loan Endorsement
               -    403(b) Life Insurance Policy Endorsement

               The Guaranteed Death Benefit Rider is filed herewith.

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          (6)  Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 and are incorporated by reference herein.

          (7)  Not Applicable.

          (8) (a) Participation Agreement with Allmerica Investment Trust is filed herewith.

               (b) Participation Agreement with Variable Insurance Products Fund, as amended, is filed herewith.

               (c) Participation Agreement with Variable Insurance Products Fund II, as amended, is filed herewith.

               (d)  Participation Agreement with Delaware Group
                    Premium Fund, Inc. is filed herewith.

               (e)  Participation Agreement with T. Rowe Price
                    International Series, Inc. is filed herewith

               (f)  Fidelity Service Agreement, effective as of
                    November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

               (g) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 and is incorporated by reference herein.

               (h)  Fidelity Service Contract, effective as of
                    January 1, 1997, was previously filed in Post-Effective Amendment No. 9 and is incorporated by reference herein.

               (i)  Service Agreement with Rowe Price-Fleming
                    International, Inc. is filed herewith.

               (j) BFDS Agreements for lockbox and mailroom services are filed herewith.

          (9)  Not Applicable.

          (10) Applications are filed herewith.

     2.   Policy and Policy riders are included in Exhibit 1(5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7.   Procedures Memorandum dated May, 1993 pursuant to Rule
          6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B), is filed herewith.

     8.   Consent of Independent Accountants is filed herewith.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 15th day of April, 1998.

                                 VEL II ACCOUNT OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                           By:    /s/ Abigail M. Armstrong
                              ----------------------------
                            Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                         Title                         Date

    /s/ John F. O'Brien            Director and Chairman of      April 15, 1998
----------------------------       the Board
John F. O'Brien

    /s/ Bruce C. Anderson          Director
----------------------------
Bruce C. Anderson

    /s/ Robert E. Bruce            Director and Chief
----------------------------       Information Officer
Robert E. Bruce

    /s/ John P. Kavanaugh          Director, Vice President and
----------------------------       Chief Investment Officer
John P. Kavanaugh

    /s/ John F. Kelly              Director, Vice President and
----------------------------       General Counsel
John F. Kelly

    /s/ J. Barry May               Director
----------------------------
J. Barry May

    /s/ James R. McAuliffe         Director
----------------------------
James R. McAuliffe

    /s/ Edward J. Parry III        Director, Vice President,
----------------------------       Chief Financial
Edward J. Parry III                Officer and Treasurer

    /s/ Richard M. Reilly          Director, President and
----------------------------       Chief Executive Officer
Richard M. Reilly

    /s/ Eric A. Simonsen           Director and Vice President
----------------------------
Eric A. Simonsen

    /s/ Phillip E. Soule           Director
----------------------------
Phillip E. Soule

                               FORM S-6 EXHIBIT TABLE


Exhibit 1(3)(a)     Underwriting and Administrative Services Agreement

Exhibit 1(3)(b)     Registered Representatives/Agents Agreement

Exhibit 1(3)(c)     Sales Agreement

Exhibit 1(3)(d)     Commission Schedule

Exhibit 1(3)(e)     General Agents Agreement

Exhibit 1(3)(f)     Career Agents Agreement

Exhibit 1(5)        Policy, initial Policy Riders and Guaranteed Death Benefit
                    Rider

Exhibit 1(8)(a)     Participation Agreement with Allmerica Investment Trust

Exhibit 1(8)(b)     Participation Agreement with Variable Insurance Products
                    Fund

Exhibit 1(8)(c)     Participation Agreement with Variable Insurance Products
                    Fund II

Exhibit 1(8)(d)     Participation Agreement with Delaware Group Premium Fund,
                    Inc.

Exhibit 1(8)(e) Participation Agreement with T. Rowe Price International Series, Inc.

Exhibit 1(8)(i)     Service Agreement with Rowe Price-Fleming International,
                    Inc.

Exhibit 1(8)(j)     BFDS Agreements

Exhibit 1(10)       Applications

Exhibit 3           Consent of Counsel

Exhibit 6           Actuarial Consent

Exhibit 7           Procedures Memorandum

Exhibit 8           Consent of Independent Accountants